UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2009

Date of reporting period: JUNE 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2009 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 11, 2009.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/09 SF SAR       Printed on recycled paper

2009

Semi-Annual Report

June 30, 2009

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 4.8% for the six months ending June 30, 2009, compared to a total return of 3.2% for the Standard & Poor’s 500 Index (S&P 500). Longer-term results can be found on page three. As of June 30, the Fund had net assets of $33.5 billion with a cash position of 1.5%. While the six-month results were solid, the Fund is still down 29.4% from one year ago, compared to down 26.2% for the S&P 500.

MARKET COMMENTARY

VOLATILE MARKETS REQUIRE PERSISTENCE

The first half of 2009 illustrates the importance of persistence for long-term investors. The S&P 500 fell 25% from January 1 through the recent market trough on March 9 (and the Fund fell 29%). During this time, the U.S. government and others around the world pledged fiscal and monetary stimulus. Management at many companies took dramatic actions to reduce costs and inventories in response to rapidly shrinking demand. Some companies even increased productivity in this time period. With capital markets stabilizing and the rate of economic decline moderating, investors began to anticipate the nadir and eventual upturn of the economy. We do not know why the shift in investor sentiment began on March 10, but since then the S&P 500 rose by 37% (and the Fund rose 47%) through June 30.1

Our investment experience and belief in the favorable long-term prospects of the individual companies in our diversified portfolio lead us to be optimistic and persistent in staying fully invested. Looking back over the last six months, it would be difficult to identify the time to invest by observing daily news reports. Even now, the recent signs of potential improvement (such as increased consumer confidence, increasing auto sales, and increasing new home starts) are balanced by countervailing forces (such as increased unemployment, continued decline in housing prices, and increased foreclosures).

Underlying the Fund’s fully invested position is our optimism for economic recovery and the prospects for long-term growth in the global economy. There are three reasons for our view:

1.	The pace of technological innovation remains rapid. Companies have the opportunity not only to create new products and services, but also to improve the old ones and cut costs through increasing productivity.
2.

The developing world is likely to lead global growth. The powerful tools of increased computing power, the internet, and wireless communication enable the citizens in the developing world to plug into the global economy. Multinational companies in the U.S. will benefit from opportunities provided by increased demand from the developing world.

3.

The U.S. economy is resilient and has recovered from many past challenges. In the first 50 years of the S&P 500 from 1956 to 2006, corporate profits increased 25-fold. Behind that performance were companies innovating and achieving productivity gains. Overall, the Fund is positioned to take advantage of innovation and economic growth. For example, consumer electronics and technology companies represent 23% of the Fund’s holdings, and pharmaceutical and biotechnology companies 18%.

INVESTMENT STRATEGY

TRAVELING ON THE MARKET ROLLERCOASTER

While we continue to be encouraged by the broad investment backdrop of low valuations and strong long-term growth drivers, the “story” year-to-date has been volatility and the re-introduction of some investor confidence. Within the Fund’s diversified portfolio of 81 stocks, the companies that experienced the greatest drop and subsequent rise during the first six months were those companies with significant operational and financial leverage: two examples are Dow Chemical Company and SLM Corporation (also known as Sallie Mae).

Dow is an asset-intensive, multinational chemical company that experienced a rapid increase in energy costs during 2008 and a dramatic drop in demand into early 2009. The company faced additional distress when financial markets froze as it was completing the $16 billion purchase of Rohm and Haas. The stock dropped 58% from the end of 2008 through March 9, then rallied 162% through midyear, and ended the six-month period up 10%. Although the near-term profit outlook is bleak, we hold it in the Fund because this multinational is well positioned to participate in global growth over the next

PAGE 1 ▪ DODGE & COX STOCK FUND

five years. As investors turn from fear of operational and financial risks toward confidence in the future earnings of this strong, global franchise, we believe it remains an attractive long-term investment opportunity.

Sallie Mae is the largest student loan lender in the United States and is subject to credit risk, as well as financing and regulatory risks. Liquidity and funding were difficult for Sallie Mae to obtain during the financial crisis of the last year. In addition, Congress and the White House are taking steps to change the roles of participants in the student lending industry and replace the Federal Family Educational Loan Program with the government-run Direct Loan Program. With regulatory uncertainty and increasing credit losses, the stock dropped 64% from year-end 2008 through March 9. Sallie Mae’s business must transition away from lending and more toward loan servicing which will utilize the skills and scale it has established. It has proven successful in financing itself during the capital market challenges of the last year. From March 10, the stock rallied 222% to finish the first half up 15%. We continue to believe in its long-term investment potential due to the value of its current portfolio and the prospect of increased servicing revenue, as student loan volume grows in the future.

Both Dow and Sallie Mae hold significant market share, have capable and experienced management, and trade at attractive valuations. We use these examples to illustrate our long-term thinking and persistence in the face of dramatic short-term volatility in the stock market, not to imply that we think Sallie Mae and Dow are more attractive than the Fund’s other holdings. We cannot predict whether Sallie Mae or Dow will ultimately prove profitable for the Fund.

We have found in decades of investing that share prices can change much more in the short term than underlying business fundamentals. In a difficult environment, when companies are under pressure and share prices are down, we often see indiscriminate selling of companies perceived as risky. We believe our investment process gives us the tools to make informed decisions: an independent research team with detailed knowledge of the companies the Fund holds, an eye on long-term value across economic cycles, and the patience to hold on to investments that we believe are sound.

IN CLOSING

Despite a strong rebound since March, the S&P 500 is still down significantly from its peak nearly two years ago. While there is much consideration of the short-term macroeconomic data by many investors, we continue to focus on long-term investment opportunities. The Fund remains fully invested in a diversified portfolio of companies that should broadly benefit when economic expansion resumes.

We appreciate the confidence you have placed in our firm and the patience you have demonstrated as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 11, 2009

[1]	Past performance does not guarantee future results.

DODGE & COX STOCK FUND ▪	PAGE	2

PERFORMANCE REVIEW

Key Contributors to Relative Results

▪	Returns from holdings in the Energy sector (up 12% versus down 2% for the S&P 500 sector) contributed to relative returns. Schlumberger (up 29%) and Occidental Petroleum (up 11%) were strong.
▪	Sprint Nextel was a standout performer (up 163%) in relation to the Telecommunication Services S&P 500 sector return (down 4%).
▪	A lower average weighting in the Consumer Staples sector (2% versus 13% for the S&P 500 sector) was beneficial, as the sector was weak.
▪	Individual contributors included Motorola (up 50%), Maxim Integrated Products (up 41%), Wyeth (up 23%, being acquired by Pfizer), WellPoint (up 21%), and Sony (up 19%).

Key Detractors from Relative Results

▪	Weak returns from holdings in the Financials sector (down 13% versus down 2% for the S&P 500 sector) detracted. Citigroup (down 45% to date of sale) and Capital One (down 29%) were weak.
▪	A higher average weighting in the Health Care sector (28% versus 15% for the S&P 500 sector) hurt relative results, as the sector was weak. Novartis (down 15%) and Amgen (down 8%) lagged.
▪	Individual detractors included General Electric (down 25%), Xerox (down 17%), Comcast (down 14%), and FedEx (down 13%).

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2009

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	-29.38%	-2.82%	3.16%	9.87%
S&P 500	-26.22	-2.24	-2.22	7.77

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2009	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,048.00	$2.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.17	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$77.13
Total Net Assets (billions)	$33.5
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.53%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	12%
30-Day SEC Yield(a)	1.38%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	81	500
Median Market Capitalization (billions)	$14	$7
Weighted Average Market Capitalization (billions)	$48	$71
Price-to-Earnings Ratio(b)	12.1x	20.9x
Foreign Stocks(c)	18.1%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.8%
Schlumberger, Ltd.	4.0
Wells Fargo & Co.	3.2
Comcast Corp.	3.2
Novartis AG (Switzerland)	3.2
WellPoint, Inc.	3.0
GlaxoSmithKline PLC (United Kingdom)	2.9
Amgen, Inc.	2.9
Merck & Co., Inc.	2.9
Motorola, Inc.	2.9

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	26.9%	14.0%
Information Technology	19.6	18.4
Consumer Discretionary	17.2	9.0
Financials	11.2	13.6
Energy	11.0	12.4
Industrials	6.9	9.8
Materials	2.2	3.2
Telecommunication Services	1.8	3.5
Consumer Staples	1.7	12.0
Utilities	0.0	4.1

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS: 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.2%
CONSUMER DURABLES & APPAREL: 3.4%
Panasonic Corp. ADR(b) (Japan)	34,433,474	$461,064,217
Sony Corp. ADR(b) (Japan)	26,779,350	692,513,991

		1,153,578,208
MEDIA: 10.7%
Comcast Corp., Class A	74,495,497	1,079,439,751
DISH Network Corp., Class A(a)	6,842,870	110,922,923
Interpublic Group of Companies, Inc.(a)	20,421,293	103,127,529
Liberty Entertainment, Series A(a)	3,647,500	97,570,625
Liberty Global, Inc., Series A(a)	764,210	12,143,297
Liberty Global, Inc., Series C(a)	1,301,653	20,579,134
News Corp., Class A	93,207,526	849,120,562
Time Warner Cable, Inc.(a)	13,185,610	417,588,269
Time Warner, Inc.	35,222,732	887,260,619

		3,577,752,709
RETAILING: 3.1%
CarMax, Inc.(a),(c)	11,807,200	173,565,840
Genuine Parts Co.	1,090,118	36,584,360
Home Depot, Inc.	21,005,300	496,355,239
Liberty Interactive, Series A(a)	37,923,375	189,996,109
Macy’s, Inc.	11,090,092	130,419,482

		1,026,921,030

		5,758,251,947
CONSUMER STAPLES: 1.7%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	7,922,950	383,787,698
Walgreen Co.	4,512,075	132,655,005

		516,442,703
HOUSEHOLD & PERSONAL PRODUCTS: 0.2%
Avon Products, Inc.	2,120,680	54,671,130

		571,113,833
ENERGY: 11.0%
Baker Hughes, Inc.(c)	15,854,194	577,726,830
Chevron Corp.	8,830,680	585,032,550
Occidental Petroleum Corp.	13,826,900	909,948,289
Royal Dutch Shell PLC ADR(b) (United Kingdom)	5,312,564	270,197,005
Schlumberger, Ltd.	24,558,012	1,328,834,029

		3,671,738,703
FINANCIALS: 11.2%
BANKS: 4.8%
BB&T Corp.	12,062,844	265,141,311
HSBC Holdings PLC ADR(b) (United Kingdom)	6,129,229	256,017,895
Wells Fargo & Co.	44,911,741	1,089,558,837

		1,610,718,043

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 4.6%
Bank of New York Mellon Corp.	7,056,624	$206,829,650
Capital One Financial Corp.(c)	31,943,611	698,926,209
Credit Suisse Group AG ADR(b) (Switzerland)	4,202,700	192,189,471
Legg Mason, Inc.	4,656,700	113,530,346
SLM Corp.(a),(c)	26,185,882	268,929,008
State Street Corp.	1,263,975	59,659,620

		1,540,064,304
INSURANCE: 1.8%
AEGON NV(a),(b) (Netherlands)	26,858,988	165,451,366
Genworth Financial, Inc., Class A(a)	6,905,200	48,267,348
Loews Corp.	3,908,000	107,079,200
The Travelers Companies, Inc.	6,511,750	267,242,220

		588,040,134

		3,738,822,481
HEALTH CARE: 26.9%
HEALTH CARE EQUIPMENT & SERVICES: 8.9%
Boston Scientific Corp.(a)	47,269,500	479,312,730
Cardinal Health, Inc.(c)	21,269,750	649,790,863
Covidien PLC(b) (Ireland)	5,563,291	208,289,615
Health Management Associates, Inc.(a),(c)	6,989,060	34,525,956
UnitedHealth Group, Inc.	24,788,500	619,216,730
WellPoint, Inc.(a)	19,574,849	996,164,066

		2,987,299,960
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 18.0%
Amgen, Inc.(a)	18,161,300	961,459,222
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,824,300	983,310,762
Merck & Co., Inc.	34,380,900	961,289,964
Novartis AG ADR(b) (Switzerland)	26,065,500	1,063,211,745
Pfizer, Inc.	51,012,864	765,192,960
Sanofi-Aventis ADR(b) (France)	19,368,600	571,180,014
Thermo Fisher Scientific, Inc.(a)	614,115	25,037,468
Wyeth	14,861,400	674,558,946

		6,005,241,081

		8,992,541,041
INDUSTRIALS: 6.9%
CAPITAL GOODS: 4.3%
Caterpillar, Inc.	4,500,200	148,686,608
Eaton Corp.	5,798,200	258,657,702
General Electric Co.	63,198,175	740,682,611
Koninklijke Philips Electronics NV(b) (Netherlands)	2,508,600	46,208,412
Tyco International, Ltd.(b) (Switzerland)	9,660,775	250,986,934

		1,445,222,267

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.6%
Pitney Bowes, Inc.	10,286,950	$225,592,814

TRANSPORTATION: 2.0%
FedEx Corp.	11,883,599	660,965,776

		2,331,780,857
INFORMATION TECHNOLOGY: 19.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Maxim Integrated Products, Inc.(c)	24,348,800	382,032,672

SOFTWARE & SERVICES: 6.7%
Adobe Systems, Inc.(a)	2,848,579	80,614,786
Autodesk, Inc.(a)	1,880,700	35,695,686
BMC Software, Inc.(a)	8,050,940	272,041,263
Cadence Design Systems, Inc.(a),(c)	23,282,600	137,367,340
Citrix Systems, Inc.(a),(c)	12,427,022	396,297,731
Computer Sciences Corp.(a),(c)	11,781,972	521,941,360
Compuware Corp.(a),(c)	22,088,112	151,524,448
EBay, Inc.(a)	29,173,300	499,738,629
Symantec Corp.(a)	442,317	6,882,452
Synopsys, Inc.(a)	6,822,369	133,104,419

		2,235,208,114
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.8%
Hewlett-Packard Co.	41,553,595	1,606,046,447
Hitachi, Ltd. ADR(a),(b) (Japan)	6,105,000	189,071,850
Kyocera Corp. ADR(b) (Japan)	549,848	41,073,646
Molex, Inc.	2,547,600	39,615,180
Molex, Inc., Class A	8,724,330	125,455,865
Motorola, Inc.(a),(c)	143,005,211	948,124,549
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	17,020,500	166,460,490
Tyco Electronics, Ltd.(b) (Switzerland)	20,289,775	377,186,917
Xerox Corp.(c)	67,997,300	440,622,504

		3,933,657,448

		6,550,898,234
MATERIALS: 2.2%
Cemex SAB de CV ADR(a),(b) (Mexico)	13,650,591	127,496,520
Domtar Corp.(a)	1,370,959	22,730,500
Dow Chemical Co.	30,845,345	497,843,868
Vulcan Materials Co.	2,046,548	88,206,219

		736,277,107
TELECOMMUNICATION SERVICES: 1.8%
Sprint Nextel Corp.(a),(c)	127,825,739	614,841,805

TOTAL COMMON STOCKS (Cost $42,322,276,320)		$32,966,266,008

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$101,333,086	$101,333,086

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(d) 0.03%, 7/1/09, maturity value $331,944,277	331,944,000	331,944,000

TOTAL SHORT-TERM INVESTMENTS (Cost $433,277,086)		433,277,086

TOTAL INVESTMENTS (Cost $42,755,553,406)	99.8%	$33,399,543,094
OTHER ASSETS LESS LIABILITIES	0.2%	65,274,267

NET ASSETS	100.0%	$33,464,817,361

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 2.00%-2.05%, 4/1/11; and Freddie Mac, 2.00%-2.125, 3/9/11-3/16/11. Total collateral value is $338,586,117.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2009
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,428,042,317)	$28,052,693,740
Affiliated issuers (cost $8,327,511,089)	5,346,849,354

33,399,543,094
Receivable for investments sold	45,037,403
Receivable for Fund shares sold	28,326,760
Dividends and interest receivable	72,441,733
Prepaid expenses and other assets	102,343

33,545,451,333

LIABILITIES:
Payable for investments purchased	388,435
Payable for Fund shares redeemed	63,895,779
Management fees payable	13,888,472
Accrued expenses	2,461,286

80,633,972

NET ASSETS	$33,464,817,361

NET ASSETS CONSIST OF:
Paid in capital	$49,418,984,791
Undistributed net investment income	8,033,729
Accumulated net realized loss on investments	(6,606,190,847)
Net unrealized depreciation on investments	(9,356,010,312)

$33,464,817,361

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	433,887,302
Net asset value per share	$77.13

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $13,114,560)
Unaffiliated issuers	$338,041,185
Affiliated issuers	37,602,434
Interest	703,095

376,346,714

EXPENSES:
Management fees	75,450,253
Custody and fund accounting fees	221,598
Transfer agent fees	2,315,666
Professional services	68,393
Shareholder reports	1,100,498
Registration fees	91,056
Trustees’ fees	73,000
Miscellaneous	436,174

79,756,638

NET INVESTMENT INCOME	296,590,076

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized loss
Unaffiliated issuers	(5,583,132,045)
Affiliated issuers	(523,122,740)
Net change in unrealized depreciation	7,158,127,372

Net realized and unrealized gain	1,051,872,587

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,348,462,663

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$296,590,076	$871,266,747
Net realized loss	(6,106,254,785)	(490,239,002)
Net change in unrealized appreciation/depreciation	7,158,127,372	(27,280,798,157)

Net increase/(decrease) in net assets from operations	1,348,462,663	(26,899,770,412)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(318,530,089)	(841,293,005)
Net realized gain	—	(1,851,869,071)

Total distributions	(318,530,089)	(2,693,162,076)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,104,421,927	10,316,815,718
Reinvestment of distributions	300,702,027	2,558,867,110
Cost of shares redeemed	(3,691,437,518)	(13,852,190,915)

Net decrease from Fund share transactions	(286,313,564)	(976,508,087)

Total increase/(decrease) in net assets	743,619,010	(30,569,440,575)

NET ASSETS:
Beginning of period	32,721,198,351	63,290,638,926

End of period (including undistributed net investment income of $8,033,729 and $29,973,742, respectively)	$33,464,817,361	$32,721,198,351

SHARE INFORMATION:
Shares sold	44,861,727	96,421,753
Distributions reinvested	4,276,915	22,845,911
Shares redeemed	(55,216,615)	(137,061,296)

Net decrease in shares outstanding	(6,077,973)	(17,793,632)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$32,966,266,008	$—
Money Market Investments	101,333,086	—
Repurchase Agreements	—	331,944,000

Total	$33,067,599,094	$331,944,000

(a)	At June 30, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions and net short-term realized gain/(loss). During the period, the Fund recognized net capital gain of $9,265,340 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2009, the cost of investments for federal income tax purposes was $42,827,213,185.

Distributions during the six months ended June 30, 2009 and for the year ended December 31, 2008 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Ordinary income	$318,530,089	$863,451,970
	($0.740 per share)	($1.889 per share)

Long-term capital gain	—	$1,829,710,106
		($4.079 per share)

At June 30, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,977,006,166
Unrealized depreciation	(12,404,676,257)

Net unrealized depreciation	(9,427,670,091)
Undistributed ordinary income	8,033,729
Accumulated capital loss(a)	(6,504,450,990)
Capital loss carryforward(b)	(30,080,078)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2009 to June 30, 2009.
(b)	Represents accumulated capital loss as of December 31, 2008 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward will expire in 2016.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2009, purchases and sales

of securities, other than short-term securities, aggregated $3,434,582,301 and $3,537,640,022, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2009 and through August 11, 2009, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2009. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Baker Hughes, Inc.	15,061,494	808,500	(15,800)	15,854,194	$4,638,448		$577,726,830
Cadence Design Systems, Inc.	23,293,600	12,300	(23,300)	23,282,600	—	(b)	137,367,340
Capital One Financial Corp.	26,304,011	5,665,900	(26,300)	31,943,611	11,177,890		698,926,209
Cardinal Health, Inc.	21,868,375	10,900	(609,525)	21,269,750	6,701,413		649,790,863
CarMax, Inc.	11,812,400	6,600	(11,800)	11,807,200	—	(b)	173,565,840
Citrix Systems, Inc.	12,014,741	424,681	(12,400)	12,427,022	—	(b)	396,297,731
Computer Sciences Corp.	13,462,172	5,700	(1,685,900)	11,781,972	—	(b)	521,941,360
Compuware Corp.	22,096,012	14,200	(22,100)	22,088,112	—	(b)	151,524,448
Health Management Associates, Inc.	15,334,500	—	(8,345,440)	6,989,060	—	(b)	—	(c)
Maxim Integrated Products, Inc.	24,360,200	12,900	(24,300)	24,348,800	9,739,220		382,032,672
Motorola, Inc.	155,139,211	20,900	(12,154,900)	143,005,211	—	(b)	948,124,549
SLM Corp.	26,195,782	16,200	(26,100)	26,185,882	—	(b)	268,929,008
Sprint Nextel Corp.	109,849,239	30,069,100	(12,092,600)	127,825,739	—	(b)	—	(c)
Xerox Corp.	57,778,300	10,278,600	(59,600)	67,997,300	5,345,463		440,622,504

					$37,602,434		$5,346,849,354

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2009(a)		2008	2007	2006	2005	2004

Net asset value, beginning of period	$74.37		$138.26	$153.46	$137.22	$130.22	$113.78
Income from investment operations:
Net investment income	0.69		1.91	2.30	2.15	1.68	1.54
Net realized and unrealized gain/(loss)	2.81		(59.83)	(1.90)	23.12	10.36	20.08

Total from investment operations	3.50		(57.92)	0.40	25.27	12.04	21.62

Distributions to shareholders from:
Net investment income	(0.74)		(1.84)	(2.34)	(2.12)	(1.70)	(1.53)
Net realized gain	—		(4.13)	(13.26)	(6.91)	(3.34)	(3.65)

Total distributions	(0.74)		(5.97)	(15.60)	(9.03)	(5.04)	(5.18)

Net asset value, end of period	$77.13		$74.37	$138.26	$153.46	$137.22	$130.22

Total return	4.80%		(43.31)%	0.14%	18.54%	9.36%	19.16%
Ratios/supplemental data:
Net assets, end of period (millions)	$33,465		$32,721	$63,291	$66,185	$52,184	$43,266
Ratio of expenses to average net assets	0.53	%(b)	0.52%	0.52%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	1.97	%(b)	1.75%	1.44%	1.48%	1.29%	1.32%
Portfolio turnover rate	12%		31%	27%	14%	12%	11%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

PAGE 13 ▪ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (55)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (67)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present)
Thomas A. Larsen (59)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (62)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (69)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/09 GSF SAR       Printed on recycled paper

2009

Semi-Annual Report

June 30, 2009

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 13.5% for the first half of 2009, compared to a return of 6.4% for the MSCI World Index (MSCI World). Returns since the inception of the Fund appear on page three. At June 30, the Fund had net assets of $515 million with a cash position of 2.1%. While the six-month results were solid, the Fund is still down 30.2% from one year ago, compared to down 29.5% for the MSCI World.

MARKET COMMENTARY

The last six months have been volatile ones in the financial markets. Global stock markets (as measured by the MSCI World) fell 25% from the start of the year to their low on March 9, and then rallied to rise 42% to June 30. Returns for individual investments have been even more tumultuous, with some stocks falling and then rising by dramatic amounts. Throughout this turbulence, Dodge & Cox has remained steady in our focus on the fundamentals of the individual companies in which we invest and the long-term outlook for their growth and profitability.

INVESTMENT STRATEGY

For us, a long-term perspective means viewing the Fund as part-owner of a business. We focus our research efforts on the issues that would matter to a business owner—competitive position, management, growth prospects, and risks in relation to current valuation. We do not let short-term issues dictate our long-term strategy, though we do pay close attention to immediate risks. For example, with the length of the current downturn uncertain, we want to have a great degree of confidence that the companies the Fund holds are able to withstand a difficult external environment. In a recent commentary, we highlighted how our fixed income and equity research teams work together to analyze and stress-test the debt levels and access to cash for many of the Fund’s holdings.

Historically our investment team has found that share prices can change much more in the short term than underlying business fundamentals. In a difficult environment, when companies are under pressure and share prices are down, we often see indiscriminate selling of companies perceived as risky. We believe our investment process gives us the tools to make more informed decisions: an independent research team with detailed knowledge of the companies the Fund holds, an eye on long-term value across economic cycles, and the patience to hold on to investments that appear sound. In some cases, selling by other investors has provided the opportunity for the Fund to increase its holdings in companies where we see an attractive future. In other cases, where our analysis indicates that the risks outweigh the potential returns, the Fund has sold positions. Sales in the first half included Citigroup and American International Group (AIG).

PERSISTENCE MATTERS

One of the lessons we hope investors take to heart watching the current year unfold is that persistence matters greatly to long-term returns. The holdings that have helped the portfolio—selected Financials, construction materials, and information technology companies—are essentially the same ones that caused the greatest concern in the first months of 2009. For example, there were 24 companies in the Fund whose total returns exceeded 100% between March 9 and June 30. Of those 24, 18 declined at least 40% between December 31 and March 9. Without persistence, the Fund would not have benefited from the sharp appreciation in those investments.

One example of our investment process is Capital One, a leading U.S. credit card company. Capital One has historically grown market share in the credit card business while achieving a high return on capital through an innovative, information-based strategy. In 2005 and 2006, the company diversified its business and strengthened its sources of funding by acquiring two retail banks. In the current recession, Capital One’s business has come under pressure as defaults have risen, consumer spending has dropped, and traditional funding sources have dried up. In addition, regulatory changes recently passed by Congress are likely to affect the future profitability of the credit card business. Our analysis of the company recognizes all these challenges, but also the strengths of the company: a strong capital base, stable funding sources, and a talented, prudent management team led by founder Richard

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

Fairbanks. Our investment analysis also takes into account the valuation the market places on the company, which fell as low as 0.2 times book value during the February–April period before rebounding sharply by the end of June (though still down 29% for the six-month period). The Fund significantly increased its holding of Capital One during the first half of the year. Importantly, we use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

LOOKING FORWARD

Despite the recent rebound, stock markets are still down significantly over the last two years. The MSCI World is 40% below the peak it reached on October 31, 2007. We believe valuation levels are attractive and continue to find opportunities for new investments that we think will provide good returns in the years ahead. Two areas that we find particularly attractive at present are companies positioned to take advantage of growth in the developing world and companies that benefit from research-driven innovation. Some of our holdings in the first group include Net Servicos, a Brazilian pay-TV operator, and Standard Chartered, a British bank with operations throughout Asia. Examples of companies benefiting from innovation include Roche, a Swiss pharmaceutical company added to the Fund during 2009, and Philips Electronics, a Dutch manufacturer of advanced lighting and medical systems.

IN CLOSING

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Global Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

August 11, 2009

PERFORMANCE REVIEW

Key Contributors to Relative Results

▪

A strong relative return from the Fund’s Energy holdings (up 20%) versus the MSCI World sector (up 6%) contributed to relative performance. In particular, Petrobras (up 65%), Lukoil Holdings (up 42%), and Schlumberger (up 29%) helped performance.

▪

A strong relative return from the Fund’s Telecommunication Services holdings (up 51%) versus the MSCI World sector (down 4%) contributed to relative performance. In particular, Sprint Nextel (up 163%) was a strong performer.

▪

Lower average weightings in Utilities (0% versus 5% in the MSCI World sector) and Consumer Staples (2% versus 11% in the MSCI World sector) were beneficial, as these sectors underperformed other areas of the market.

▪	Notable contributors included Credit Suisse (up 71%) and Naspers (up 46%).

Key Detractors from Relative Results

▪

A poor return from the Fund’s Industrial holdings (down 4%) versus the MSCI World sector (up 2%) detracted from relative performance. In particular, General Electric (down 25%) and FedEx (down 13%) hurt performance.

▪

The Fund’s higher average weighting in the Health Care sector (15% versus 11% for the MSCI World) detracted from results, as the Health Care sector underperformed other sectors. Weak returns from Novartis (down 15%) and Amgen (down 8%) detracted from performance.

▪	Capital One (down 29%) and Swiss Re (down 30%) hindered the Fund’s relative performance.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2009

	1 Year	Since Inception (05/01/08)
Dodge & Cox Global Stock Fund	-30.16%	-34.50%
MSCI World Index	-29.49	-30.08

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The MSCI World Index is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI World Index® is a trademark of MSCI Barra.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2009	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,134.80	$4.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.74	4.10
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	June 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$6.06
Total Net Assets (millions)	$515
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.82%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	15%
30-Day SEC Yield(a)	1.34%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	91	1,656
Median Market Capitalization (billions)	$17	$5
Weighted Average Market Capitalization (billions)	$41	$53
Price-to-Earnings Ratio(b)	12.0x	13.9x
Countries Represented	23	23
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, Thailand, Turkey)	13.2%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Schlumberger, Ltd. (United States)	3.0%
Hewlett-Packard Co. (United States)	2.8
Novartis AG (Switzerland)	2.4
Capital One Financial Corp. (United States)	2.4
Lafarge SA (France)	2.2
Naspers, Ltd. (South Africa)	2.1
Swiss Reinsurance Co. (Switzerland)	2.1
Unicredit SPA (Italy)	1.9
Schneider Electric SA (France)	1.9
Merck & Co., Inc. (United States)	1.9

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	38.6%	48.2%
Europe (excluding United Kingdom)	36.2	20.5
United Kingdom	7.0	9.9
Latin America	4.8	0.0
Japan	4.6	11.3
Pacific (excluding Japan)	4.1	5.4
Africa	2.6	0.0
Canada	0.0	4.7

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	20.9%	19.7%
Health Care	14.7	10.7
Information Technology	13.7	11.7
Consumer Discretionary	12.9	9.3
Energy	11.5	11.4
Materials	9.8	6.8
Industrials	9.5	10.3
Telecommunication Services	3.3	4.6
Consumer Staples	1.6	10.5
Utilities	0.0	5.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS: 95.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.8%
AUTOMOBILES & COMPONENTS: 1.0%
Bayerische Motoren Werke AG (Germany)	73,300	$2,768,327
Yamaha Motor Co., Ltd. (Japan)	211,400	2,334,697

		5,103,024
CONSUMER DURABLES & APPAREL: 1.9%
Panasonic Corp. (Japan)	273,300	3,665,795
Sony Corp. (Japan)	246,600	6,370,276

		10,036,071
MEDIA: 7.7%
Comcast Corp., Class A (United States)	593,300	8,596,917
Grupo Televisa SA ADR (Mexico)	190,500	3,238,500
Naspers, Ltd. (South Africa)	414,100	10,913,856
News Corp., Class A (United States)	617,100	5,621,781
Television Broadcasts, Ltd. (Hong Kong)	366,700	1,432,033
Time Warner Cable, Inc.(a) (United States)	75,671	2,396,501
Time Warner, Inc. (United States)	286,466	7,216,079

		39,415,667
RETAILING: 1.2%
Liberty Interactive, Series A(a) (United States)	887,057	4,444,155
Macy’s, Inc. (United States)	164,700	1,936,872

		6,381,027

		60,935,789
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE & TOBACCO: 1.5%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	881,700	7,923,175

HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Avon Products, Inc. (United States)	9,600	247,488

		8,170,663
ENERGY: 9.7%
Baker Hughes, Inc. (United States)	167,987	6,121,446
Chevron Corp. (United States)	61,100	4,047,875
OAO Lukoil ADR (Russia)	141,100	6,304,099
Occidental Petroleum Corp. (United States)	118,900	7,824,809
Royal Dutch Shell PLC ADR (United Kingdom)	127,600	6,404,244
Schlumberger, Ltd. (United States)	289,100	15,643,201
Total SA (France)	64,000	3,466,378

		49,812,052
FINANCIALS: 20.9%
BANKS: 9.7%
HSBC Holdings PLC (United Kingdom)	1,023,207	8,494,273
ICICI Bank, Ltd. ADR (India)	172,400	5,085,800
Kasikornbank PCL Foreign (Thailand)	1,641,100	3,459,978
Royal Bank of Scotland Group PLC(a) (United Kingdom)	4,896,684	3,113,927
Standard Bank Group, Ltd. (South Africa)	240,500	2,770,772

	SHARES	VALUE
Standard Chartered PLC (United Kingdom)	455,954	$8,587,707
Unicredit SPA (Italy)	3,928,608	10,064,960
Wells Fargo & Co. (United States)	341,573	8,286,561

		49,863,978
DIVERSIFIED FINANCIALS: 5.9%
Bank of New York Mellon Corp. (United States)	73,600	2,157,216
Capital One Financial Corp. (United States)	564,700	12,355,636
Credit Suisse Group AG (Switzerland)	149,000	6,801,800
Haci Omer Sabanci Holding AS (Turkey)	1,120,788	3,004,554
Legg Mason, Inc. (United States)	233,700	5,697,606
State Street Corp. (United States)	9,800	462,560

		30,479,372
INSURANCE: 4.0%
AEGON NV(a) (Netherlands)	1,278,374	7,862,814
Swiss Reinsurance Co. (Switzerland)	328,400	10,865,258
Tokio Marine Holdings, Inc. (Japan)	71,300	1,958,232

		20,686,304
REAL ESTATE: 1.3%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	5,329,165
Hang Lung Properties, Ltd. (Hong Kong)	381,700	1,237,892

		6,567,057

		107,596,711
HEALTH CARE: 14.7%
HEALTH CARE EQUIPMENT & SERVICES: 2.5%
Covidien PLC (Ireland)	158,700	5,941,728
UnitedHealth Group, Inc. (United States)	146,400	3,657,072
WellPoint, Inc.(a) (United States)	62,900	3,200,981

		12,799,781
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.2%
Amgen, Inc.(a) (United States)	139,900	7,406,306
Bayer AG (Germany)	92,000	4,940,035
GlaxoSmithKline PLC ADR (United Kingdom)	264,700	9,354,498
Merck & Co., Inc. (United States)	350,200	9,791,592
Novartis AG ADR (Switzerland)	306,000	12,481,740
Roche Holding AG (Switzerland)	39,700	5,401,135
Sanofi-Aventis (France)	110,100	6,475,112
Thermo Fisher Scientific, Inc.(a) (United States)	4,500	183,465
Wyeth (United States)	156,500	7,103,535

		63,137,418

		75,937,199
INDUSTRIALS: 9.5%
CAPITAL GOODS: 8.3%
Eaton Corp. (United States)	31,900	1,423,059
General Electric Co. (United States)	720,700	8,446,604

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
Koninklijke Philips Electronics NV (Netherlands)	322,700	$5,967,146
Mitsubishi Electric Corp.(a) (Japan)	1,082,000	6,808,105
Schneider Electric SA (France)	130,389	9,972,103
Tyco International, Ltd. (Switzerland)	321,600	8,355,168
Wienerberger AG(a) (Austria)	161,200	2,004,078

		42,976,263
TRANSPORTATION: 1.2%
FedEx Corp. (United States)	109,400	6,084,828

		49,061,091
INFORMATION TECHNOLOGY: 13.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	590,200	2,142,621
Maxim Integrated Products, Inc. (United States)	200,000	3,138,000

		5,280,621
SOFTWARE & SERVICES: 3.2%
Cadence Design Systems, Inc.(a) (United States)	670,000	3,953,000
Computer Sciences Corp.(a) (United States)	58,500	2,591,550
Compuware Corp.(a) (United States)	171,400	1,175,804
EBay, Inc.(a) (United States)	352,400	6,036,612
Symantec Corp.(a) (United States)	8,700	135,372
Synopsys, Inc.(a) (United States)	118,900	2,319,739

		16,212,077
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.5%
Alcatel-Lucent(a) (France)	2,234,400	5,630,252
Hewlett-Packard Co. (United States)	372,000	14,377,800
Kyocera Corp. (Japan)	32,600	2,445,471
Motorola, Inc.(a) (United States)	779,100	5,165,433
Nokia Oyj (Finland)	515,800	7,527,412
Telefonaktiebolaget LM Ericsson (Sweden)	206,700	2,021,786
Tyco Electronics, Ltd. (Switzerland)	398,800	7,413,692
Xerox Corp. (United States)	694,200	4,498,416

		49,080,262

		70,572,960
MATERIALS: 9.8%
Akzo Nobel NV (Netherlands)	140,000	6,160,707
Arkema (France)	255,916	6,013,180
Cemex SAB de CV ADR(a) (Mexico)	746,593	6,973,179
Domtar Corp.(a) (United States)	480,916	7,973,587
Dow Chemical Co. (United States)	119,100	1,922,274
Lafarge SA (France)	172,808	11,617,684
Lanxess AG (Germany)	115,800	2,872,610
Norsk Hydro ASA(a) (Norway)	1,361,500	7,024,630

		50,557,851

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 3.3%
PT Telekomunik Indonesia ADR (Indonesia)	145,300	$4,356,094
Sprint Nextel Corp.(a) (United States)	1,104,400	5,312,164
Telefonica SA ADR (Spain)	108,000	7,332,120

		17,000,378

TOTAL COMMON STOCKS (Cost $568,688,390)		$489,644,694

PREFERRED STOCKS: 2.9%
CONSUMER DISCRETIONARY: 1.1%
MEDIA: 1.1%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	572,700	$5,578,098

ENERGY: 1.8%
Petroleo Brasileiro SA ADR (Brazil)	134,800	4,496,928
Ultrapar Participacoes SA ADR (Brazil)	147,800	4,674,914

		9,171,842

TOTAL PREFERRED STOCKS (Cost $11,241,489)		$14,749,940

SHORT-TERM INVESTMENTS: 2.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$1,557,501	$1,557,501

REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(b) 0.03%, 7/1/09, maturity value $8,855,007	8,855,000	8,855,000

TOTAL SHORT-TERM INVESTMENTS (Cost $10,412,501)		$10,412,501

TOTAL INVESTMENTS (Cost $590,342,380)	99.9%	$514,807,135
OTHER ASSETS LESS LIABILITIES	0.1%	548,533

NET ASSETS	100.0%	$515,355,668

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Fannie Mae 1.00%-1.75%, 4/15/11-5/18/11; and Federal Home Loan Bank 1.625%-3.375%, 8/13/10-7/27/11. Total collateral value is $9,033,263.

ADR: American Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2009
ASSETS:
Investments, at value (cost $590,342,380)	$514,807,135
Cash denominated in foreign currency (cost $21,068)	21,002
Receivable for investments sold	26,320
Receivable for Fund shares sold	203,086
Dividends and interest receivable	1,113,301
Prepaid expenses and other assets	445

516,171,289

LIABILITIES:
Payable for investments purchased	43,345
Payable for Fund shares redeemed	142,431
Management fees payable	258,827
Accrued foreign capital gain tax	166,559
Accrued expenses	204,459

815,621

NET ASSETS	$515,355,668

NET ASSETS CONSIST OF:
Paid in capital	$680,782,096
Undistributed net investment income	4,313,016
Accumulated net realized loss on investments	(94,040,900)
Net unrealized depreciation on investments (net of accrued foreign capital gain tax of $166,559)	(75,698,544)

$515,355,668

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	85,007,245
Net asset value per share	$6.06

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $533,694)	$6,101,747
Interest	8,320

6,110,067

EXPENSES:
Management fees	1,330,915
Custody and fund accounting fees	31,653
Transfer agent fees	143,193
Professional services	77,750
Shareholder reports	66,739
Registration fees	81,327
Trustees’ fees	73,000
Miscellaneous	8,573

1,813,150

NET INVESTMENT INCOME	4,296,917

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss
Investments	(66,877,202)
Foreign currency transactions	(1,325)
Net change in unrealized depreciation
Investments (including net increase in accrued foreign capital gain tax of $166,559)	120,280,354
Foreign currency transactions	3,263

Net realized and unrealized gain	53,405,090

NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,702,007

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009 (unaudited)	Period Ended December 31, 2008*
OPERATIONS:
Net investment income	$4,296,917	$3,219,547
Net realized loss	(66,878,527)	(27,303,338)
Net change in unrealized appreciation/depreciation	120,283,617	(195,982,161)

Net increase/(decrease) in net assets from operations	57,702,007	(220,065,952)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(3,126,483)
Net realized gain	—	—

Total distributions	—	(3,126,483)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	66,103,600	824,035,034
Reinvestment of distributions	—	3,011,686
Cost of shares redeemed	(76,665,905)	(135,638,319)

Net increase/(decrease) from Fund share transactions	(10,562,305)	691,408,401

Total increase in net assets	47,139,702	468,215,966

NET ASSETS:
Beginning of period	468,215,966	—

End of period (including undistributed net investment income of $4,313,016 and $16,099, respectively)	$515,355,668	$468,215,966

SHARE INFORMATION:
Shares sold	12,947,390	109,860,232
Distributions reinvested	—	588,220
Shares redeemed	(15,698,722)	(22,689,875)

Net increase/(decrease) in shares outstanding	(2,751,332)	87,758,577

*	For the period from May 1, 2008 (inception) to December 31, 2008.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008. It seeks long-term growth of principal and income, and invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

The Fund did not enter into any forward foreign currency contracts during the period ended June 30, 2009.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks
Consumer Discretionary	$33,450,805	$27,484,984
Consumer Staples	247,488	7,923,175
Energy	40,041,575	9,770,477
Financials	34,045,379	73,551,332
Health Care	59,120,917	16,816,282
Industrials	24,309,659	24,751,432
Information Technology	50,805,418	19,767,542
Materials	16,869,040	33,688,811
Telcommunication Services	17,000,378	—
Preferred Stocks	14,749,940	—
Money Market Investments	1,557,501	—
Repurchase Agreements	—	8,855,000

Total	$292,198,100	$222,609,035

(a)	At June 30, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary operating expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for the fiscal periods ending December 31, 2008 & 2009. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/

(loss) on investments, foreign currency realized gain/(loss), and offering costs. At June 30, 2009, the cost of investments for federal income tax purposes was $593,800,854.

Distributions during six months ended June 30, 2009 and for the period ended December 31, 2008 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2009	Period Ended December 31, 2008
Ordinary income	—	$3,126,483
		($0.037 per share)

Long-term capital gain	—	—

At June 30, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$35,859,707
Unrealized depreciation	(115,016,725)

Net unrealized depreciation	(79,157,018)
Undistributed ordinary income	4,313,016
Accumulated capital loss(a)	(77,219,485)
Capital loss carryforward(b)	(13,362,941)
(a)	Represent capital loss realized for tax purposes during the period from January 1, 2009 to June 30, 2009.
(b)	Represents accumulated capital loss as of December 31, 2008 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward will expire in 2016.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term securities, aggregated $65,387,479 and $66,740,410, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2009 and through August 11, 2009, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30, 2009(a)		May 1, 2008 (inception) through December 31, 2008
Net asset value, beginning of period	$5.34		$10.00
Income from investment operations:
Net investment income	0.05		0.04
Net realized and unrealized gain/(loss)	0.67		(4.66)

Total from investment operations	0.72		(4.62)

Distributions to shareholders from:
Net investment income	—		(0.04)
Net realized gain	—		—

Total distributions	—		(0.04)

Net asset value, end of period	$6.06		$5.34

Total return	13.48%		(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$515		$468
Ratio of expenses to average net assets	0.82	%(b)	0.87	%(b)
Ratio of net investment income to average net assets	1.94	%(b)	1.39	%(b)
Portfolio turnover rate	15%		10%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (55)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (67)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present)
Thomas A. Larsen (59)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (62)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (69)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/09 ISF SAR       Printed on recycled paper

2009

Semi-Annual Report

June 30, 2009

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 16.1% for the first half of 2009, compared to a return of 8.0% for the MSCI EAFE Index (MSCI EAFE). Longer-term results can be found on page three. At June 30, the Fund had net assets of $27.9 billion with a cash position of 3.2%. While the six-month results were solid, the Fund is still down 30.0% from one year ago, compared to down 31.4% for the MSCI EAFE.

World equity markets were extremely volatile in the first half of the year. From January 1 to the recent market trough on March 9, the MSCI EAFE fell 26.0%, and then rebounded sharply to rise 45.9% from March 9 to June 30. During these same periods, the Fund declined 27.9% and then rallied 60.9%.1 The holdings that helped the portfolio—selected financials, construction materials companies, and technology companies—are essentially the same ones that caused concern in the first months of 2009. For example, there were 19 companies in the Fund whose share prices more than doubled between March 9 and June 30. Twelve of those 19 had share price declines of at least 40% between January 1 and March 9. The rebound in the markets reflects the belief that the worst of the financial crisis may be over and that fears of a prolonged economic meltdown have ebbed.

INVESTMENT STRATEGY

THE IMPORTANCE OF BEING PERSISTENT

Share prices can fluctuate much more wildly than underlying business fundamentals, and this year shows it is nearly impossible to predict the bottom. One of the lessons we hope investors take to heart is that persistence matters greatly to long-term returns. Our investment process gives us the patience to hold or add to investments we believe are sound, even in a difficult environment. We are able to stay the course because we have an independent research team with detailed knowledge of the companies the Fund holds and who are focused on long-term value across economic cycles. As share prices and fundamentals change, we ask ourselves: “Would we invest in this company today?” When we answer this question affirmatively, price declines provide the opportunity to increase Fund holdings in companies where we see an attractive future. Significant additions to existing holdings during the period include Nokia, Lafarge, and HSBC Holdings.

One of our largest holdings is Lafarge, a global cement company based in France. Lafarge has strong market positions and low-cost production facilities around the globe, especially in some of the world’s most promising developing countries. A large acquisition in 2007 financed partially with debt left Lafarge vulnerable to the economic downturn, and it was one of the worst-performing stocks in the Fund last year. As part of our ongoing investment process, we conducted a series of in-depth reviews, including a liquidity and financial stress test with our Fixed Income team, and concluded that Lafarge had the ability to withstand the weak economic environment and therefore remained an attractive long-term opportunity. When management decided to raise additional equity to strengthen the company’s balance sheet, we saw an opportunity to increase the Fund’s holding at what appeared to be an attractive price2.

LOOKING FORWARD

In this difficult economic environment, attention has been focused on what could go wrong. Given the Fund’s objective of long-term growth of principal and income, it is equally important to focus on how things could go right and to identify companies poised for growth over the long haul. A critical ingredient in our research process for identifying these opportunities is interviewing senior management of current and potential investments, their competitors, and customers to assess a company’s growth strategy and upside potential. Over the past year, our team of global industry analysts and portfolio managers has increased the number of research trips abroad, especially to the developing world, to meet with management teams and conduct site visits.

A recent trip to China and Hong Kong allowed us to increase our knowledge of real estate investments in the region, including Hang Lung, the leading developer and operator of premier shopping malls in mainland China. We started the Fund’s investment in Hang Lung in 2007, based on the thesis that the company possessed a prime portfolio of shopping centers targeting the growing number of affluent mainland Chinese consumers and had

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

a reasonable valuation. The trip confirmed our view that the management team is disciplined in its approach to buying land, is proactively targeting an extensive pipeline of new projects, and is building a business that we believe is poised to prosper in the decades to come as the purchasing power of Chinese consumers increases.

As we look at the Fund today, roughly half of the portfolio is exposed to long-term global growth driven by attractive demographics, technological innovation, and increased adoption of free market principles in the developing world. However, it is important not to overpay for these opportunities and to be flexible enough to identify companies that can benefit, wherever they are domiciled. For example, we see growing penetration of financial services in the developing world. ICICI, a major bank in India, and Standard Chartered, a U.K. bank with a strong presence in Asia, are two companies poised to capitalize on this trend.

The other half of the Fund is invested in companies that would benefit from a return to benign economic conditions, since their share prices reflect expectations that business conditions will remain mired in the current slump for the foreseeable future. For example Cemex, the cement company based in Mexico, and Schneider, the electrical goods manufacturer based in France, are both global leaders in their industries coping with severe declines in construction activity. We think the economy will grow in the long run. Our analysis shows these companies are likely to survive the current difficult environment and, with patience, we believe these investments could generate attractive returns for shareholders.

IN CLOSING

Markets can be highly volatile, and jumping in and out can be detrimental to long-term returns. Our experience over decades, and borne out this year, is that things can turn on a dime, making it notoriously difficult to time the market. We encourage our shareholders to take a long-term view of equity investing.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

August 11, 2009

[1]	Past performance does not guarantee future results.

[2]	We discuss these examples to illustrate our long-term thinking and persistence, not to imply that they are more attractive than the Fund’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

PERFORMANCE REVIEW

Key Contributors to Relative Results:

▪

The Fund’s holdings and overweight position in both the Information Technology sector (up 28% versus up 9% for the MSCI EAFE Information Technology sector) and Media industry (up 28% versus down 10% for the MSCI EAFE Media industry) significantly helped performance. Notable contributors include Infineon Technologies (up 171%), Net Servicos (up 68%), Fujifilm Holdings (up 48%), and Naspers (up 46%).

▪

The Fund’s holdings in the Financials sector (up 25% compared to up 13% for the MSCI EAFE Financials sector) positively impacted performance. Notable performers include Credit Suisse (up 71%), ICICI Bank (up 66%), Standard Chartered (up 55%), and Hang Lung (up 55%).

▪

The Fund’s holdings in the Energy sector (up 23% vs. up 11% for the MSCI EAFE Energy sector) aided performance. Petrobras (up 65%), Lukoil Holdings (up 42%), and Schlumberger (up 29%) were especially strong.

▪	Strong returns from the Fund’s Emerging Market holdings (up 35%) positively impacted absolute and relative performance.

Key Detractors from Relative Results:

▪

The Fund’s overweight position and selection of holdings in the Health Care sector (down 6% versus down 5% for the MSCI EAFE Health Care sector), the worst-performing sector of the Fund, detracted from results. Novartis (down 15%), Sanofi-Aventis (down 3%), and GlaxoSmithKline (down 3%) were especially weak.

▪	The Fund’s underweight position and stock selection in the Metals & Mining industry (up 26% compared to up 39% for the MSCI EAFE Metals & Mining industry) hurt performance.
▪	Selected additional detractors include Swiss Re (down 30%), Wienerberger (down 25%), and Accor (down 16%).

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2009

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	-30.04%	-7.34%	4.46%	6.33%
MSCI EAFE	-31.36	-7.98	2.31	1.86

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The MSCI EAFE Index is an unmanaged index of the world’s stock markets, excluding the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE® is a trademark of MSCI Barra.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2009	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,160.70	$3.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.54	3.29
*	Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$25.42
Total Net Assets (billions)	$27.9
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.66%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	9%
30-Day SEC Yield(a)	1.69%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	91	957
Median Market Capitalization (billions)	$11	$5
Weighted Average Market Capitalization (billions)	$40	$42
Price-to-Earnings Ratio(b)	12.1x	14.1x
Countries Represented	27	21
Emerging Markets (Brazil, India, Indonesia, Israel, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	22.0%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Lafarge SA (France)	3.3%
Naspers, Ltd. (South Africa)	3.3
Novartis AG (Switzerland)	3.1
Standard Chartered PLC (United Kingdom)	2.5
Schneider Electric SA (France)	2.5
Schlumberger, Ltd. (United States)	2.5
HSBC Holdings PLC (United Kingdom)	2.4
Credit Suisse Group AG (Switzerland)	2.3
Standard Bank Group, Ltd. (South Africa)	2.3
Nokia Oyj (Finland)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	45.6%	45.5%
Japan	15.0	24.1
United Kingdom	11.0	19.1
Pacific (excluding Japan)	7.6	11.3
Latin America	6.9	0.0
Africa	6.2	0.0
United States	4.2	0.0
Middle East	0.3	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	23.4%	24.6%
Consumer Discretionary	16.8	10.0
Information Technology	11.8	5.2
Health Care	11.6	8.4
Energy	10.1	8.7
Industrials	9.2	11.3
Materials	9.0	9.4
Telecommunication Services	3.4	6.0
Consumer Staples	1.5	10.0
Utilities	0.0	6.4

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS: 94.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 16.1%
AUTOMOBILES & COMPONENTS: 3.4%
Bayerische Motoren Werke AG (Germany)	6,221,100	$234,952,812
Honda Motor Co., Ltd. ADR (Japan)	10,428,400	285,425,308
NGK Spark Plug Co., Ltd.(b) (Japan)	16,918,000	160,780,603
Yamaha Motor Co., Ltd.(b) (Japan)	23,980,000	264,834,524

		945,993,247
CONSUMER DURABLES & APPAREL: 4.1%
Consorcio Ara SAB de CV(a),(b) (Mexico)	113,420,000	49,353,301
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,605,400	91,969,804
LG Electronics, Inc. (South Korea)	1,913,487	174,817,430
Panasonic Corp. (Japan)	29,743,072	398,946,206
Sony Corp. (Japan)	17,008,800	439,378,570

		1,154,465,311
CONSUMER SERVICES: 0.6%
Accor SA (France)	4,500,000	178,944,541

MEDIA: 7.4%
Grupo Televisa SA ADR(b) (Mexico)	31,930,592	542,820,064
Liberty Global, Inc., Series A(a) (United States)	3,201,805	50,876,681
Liberty Global, Inc., Series C(a) (United States)	3,534,971	55,887,892
Naspers, Ltd.(b) (South Africa)	35,140,895	926,159,589
News Corp., Class A (United States)	41,644,892	379,384,966
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	106,608,940

		2,061,738,132
RETAILING: 0.6%
Belle International Holdings, Ltd. (Hong Kong)	81,406,000	70,524,976
Li & Fung, Ltd. (Hong Kong)	33,046,000	87,698,035

		158,223,011

		4,499,364,242
CONSUMER STAPLES: 1.5%
FOOD, BEVERAGE & TOBACCO: 1.4%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	28,306,443	254,368,736
Tiger Brands, Ltd. (South Africa)	7,072,043	132,305,013

		386,673,749
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Holdings Co., Ltd.(b) (Japan)	3,537,000	41,645,514

		428,319,263
ENERGY: 8.0%
OAO Lukoil ADR (Russia)	11,226,500	501,580,239
Royal Dutch Shell PLC ADR (United Kingdom)	9,518,400	477,728,496
Schlumberger, Ltd. (United States)	12,750,396	689,923,928

	SHARES	VALUE
StatoilHydro ASA ADR (Norway)	5,007,289	$98,994,103
Total SA (France)	8,682,000	470,235,796

		2,238,462,562
FINANCIALS: 23.4%
BANKS: 15.2%
Bangkok Bank PCL Foreign (Thailand)	38,571,900	125,840,336
Bangkok Bank PCL NVDR (Thailand)	5,075,000	15,968,999
Grupo Financiero Banorte SAB de CV (Mexico)	54,228,000	131,366,977
HSBC Holdings PLC (United Kingdom)	81,665,764	677,957,954
ICICI Bank, Ltd. (India)	15,195,668	229,458,159
ICICI Bank, Ltd. ADR (India)	4,300,000	126,850,000
Kasikornbank PCL Foreign (Thailand)	108,446,527	228,640,904
Mitsubishi UFJ Financial Group (Japan)	25,799,900	158,596,963
Royal Bank of Scotland Group PLC(a) (United Kingdom)	344,885,647	219,321,600
Standard Bank Group, Ltd. (South Africa)	54,929,417	632,835,408
Standard Chartered PLC (United Kingdom)	37,638,851	708,912,326
The Bank of Yokohama, Ltd.(b) (Japan)	30,265,000	161,197,854
Unicredit SPA (Italy)	239,139,310	612,666,770
Yapi ve Kredi Bankasi AS(a) (Turkey)	143,779,068	211,350,004

		4,240,964,254
DIVERSIFIED FINANCIALS: 3.2%
Credit Suisse Group AG (Switzerland)	14,063,000	641,971,245
Haci Omer Sabanci Holding AS (Turkey)	88,489,354	237,217,974

		879,189,219
INSURANCE: 3.1%
AEGON NV(a) (Netherlands)	42,517,075	261,507,075
Swiss Life Holding (Switzerland)	1,520,000	131,949,098
Swiss Reinsurance Co. (Switzerland)	12,091,868	400,064,775
Tokio Marine Holdings, Inc. (Japan)	3,001,500	82,435,233

		875,956,181
REAL ESTATE: 1.9%
Hang Lung Group, Ltd. (Hong Kong)	51,796,500	244,817,799
Hang Lung Properties, Ltd. (Hong Kong)	76,679,000	248,677,812
Link Real Estate Investment Co. (Hong Kong)	18,729,500	39,930,587

		533,426,198

		6,529,535,852

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS: (continued)

	SHARES	VALUE
HEALTH CARE: 11.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.5%
Covidien PLC (Ireland)	6,949,974	$260,207,026
Mediceo Paltac Holdings Co., Ltd.(b) (Japan)	12,777,200	146,206,403

		406,413,429
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.1%
Adcock Ingram Holdings, Ltd.(a) (South Africa)	7,047,217	38,960,809
Bayer AG (Germany)	9,417,000	505,655,547
GlaxoSmithKline PLC ADR (United Kingdom)	17,213,749	608,333,890
Novartis AG ADR (Switzerland)	20,820,000	849,247,800
Roche Holding AG (Switzerland)	2,750,000	374,134,069
Sanofi-Aventis (France)	7,655,500	450,229,037

		2,826,561,152

		3,232,974,581
INDUSTRIALS: 9.2%
CAPITAL GOODS: 8.2%
Koninklijke Philips Electronics NV (Netherlands)	25,035,000	462,929,947
Mitsubishi Electric Corp.(a) (Japan)	56,110,000	353,052,472
Nexans SA (France)	932,619	49,714,852
Schneider Electric SA (France)	9,196,165	703,319,360
Toto, Ltd.(b) (Japan)	16,637,000	115,981,423
Tyco International, Ltd. (Switzerland)	8,820,020	229,144,120
Volvo AB, Class B (Sweden)	42,607,200	264,023,895
Wienerberger AG(a),(b) (Austria)	9,167,876	113,977,302

		2,292,143,371
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Experian PLC (United Kingdom)	14,904,238	111,696,319

TRANSPORTATION: 0.6%
TNT NV (Netherlands)	8,396,195	163,536,797

		2,567,376,487
INFORMATION TECHNOLOGY: 11.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.5%
Chartered Semiconductor Manufacturing, Ltd.(a),(b) (Singapore)	78,361,836	110,393,616
Infineon Technologies AG(a),(b) (Germany)	84,902,800	308,225,148

		418,618,764
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.3%
Alcatel-Lucent(a) (France)	94,519,072	238,169,604
Brother Industries, Ltd.(b) (Japan)	23,101,000	203,923,526
Fujifilm Holdings Corp. (Japan)	14,186,100	447,548,508
Fujitsu, Ltd. (Japan)	41,981,000	227,483,973
Hitachi, Ltd.(a) (Japan)	26,658,000	82,565,961
Kyocera Corp. (Japan)	7,253,900	544,147,401

	SHARES	VALUE
Murata Manufacturing Co., Ltd. (Japan)	1,901,000	$80,572,960
Nokia Oyj (Finland)	43,192,500	630,336,864
Telefonaktiebolaget LM Ericsson (Sweden)	28,943,000	283,098,909
Tyco Electronics, Ltd. (Switzerland)	6,999,097	130,113,213

		2,867,960,919

		3,286,579,683
MATERIALS: 9.0%
Akzo Nobel NV (Netherlands)	5,876,290	258,586,445
Arkema(b) (France)	7,042,821	165,483,001
BHP Billiton PLC (United Kingdom)	12,106,000	273,450,598
Cemex SAB de CV ADR(a) (Mexico)	33,105,882	309,208,938
Lafarge SA(b) (France)	13,834,291	930,063,080
Lanxess AG(b) (Germany)	9,589,784	237,890,384
Makhteshim-Agan Industries, Ltd. (Israel)	11,450,458	56,449,528
Norsk Hydro ASA(a) (Norway)	32,634,600	168,377,514
Norsk Hydro ASA ADR(a) (Norway)	21,990,500	112,811,265

		2,512,320,753
TELECOMMUNICATION SERVICES: 3.4%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	20,575,685	37,967,317
Millicom International Cellular SA(a) (Luxembourg)	318,000	17,890,680
PT Telekomunik Indonesia ADR (Indonesia)	10,003,047	299,891,349
Telefonica SA ADR (Spain)	8,667,400	588,429,786

		944,179,132

TOTAL COMMON STOCKS (Cost $37,355,989,917)		$26,239,112,555

PREFERRED STOCKS: 2.8%
CONSUMER DISCRETIONARY: 0.7%
MEDIA: 0.7%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	21,930,988	213,607,823

ENERGY: 2.1%
Petroleo Brasileiro SA ADR (Brazil)	11,841,800	395,042,448
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	187,086,136

		582,128,584

TOTAL PREFERRED STOCKS (Cost $454,911,800)		$795,736,407

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

SHORT-TERM INVESTMENTS: 2.8%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$84,254,477	$84,254,477

REPURCHASE AGREEMENT: 2.5%
Fixed Income Clearing Corporation(c) 0.03%, 7/1/09, maturity value $690,330,575	690,330,000	690,330,000

TOTAL SHORT-TERM INVESTMENTS (Cost $774,584,477)		$774,584,477

TOTAL INVESTMENTS (Cost $38,585,486,194)	99.6%	$27,809,433,439
OTHER ASSETS LESS LIABILITIES	0.4%	100,000,669

NET ASSETS	100.0%	$27,909,434,108

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by Federal Home Loan Bank 1.25%-5.125%, 8/13/10-1/21/11; and Freddie Mac, 1.45%-6.875%, 9/10/10-2/24/11. Total collateral value is $704,138,425.

ADR: American Depositary Receipt

NVDR: Non Voting Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2009
ASSETS:
Investments, at value
Unaffiliated issuers (cost $31,843,375,007)	$23,154,729,904
Affiliated issuers (cost $6,742,111,187)	4,654,703,535

27,809,433,439
Cash denominated in foreign currency (cost $9,470,856)	9,494,356
Receivable for investments sold	60,997,061
Receivable for Fund shares sold	29,105,614
Dividends and interest receivable	68,835,090
Prepaid expenses and other assets	297,122

27,978,162,682

LIABILITIES:
Payable for investments purchased	18,212,985
Payable for Fund shares redeemed	25,303,626
Management fees payable	13,917,382
Accrued foreign capital gain tax	7,897,502
Accrued expenses	3,397,079

68,728,574

NET ASSETS	$27,909,434,108

NET ASSETS CONSIST OF:
Paid in capital	$44,527,545,610
Undistributed net investment income	355,987,612
Accumulated net realized loss on investments	(6,189,427,260)
Net unrealized depreciation on investments (net of accrued foreign capital gain tax of $7,897,502)	(10,784,671,854)

$27,909,434,108

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,097,767,614
Net asset value per share	$25.42

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2009
INVESTMENT INCOME:
Dividends ( net of foreign taxes of $45,559,560)
Unaffiliated issuers	$347,039,998
Affiliated issuers	47,901,419
Interest	714,385

395,655,802

EXPENSES:
Management fees	71,189,159
Custody and fund accounting fees	1,216,893
Transfer agent fees	3,252,934
Professional services	98,328
Shareholder reports	988,740
Registration fees	106,046
Trustees’ fees	73,000
Miscellaneous	916,432

77,841,532

NET INVESTMENT INCOME	317,814,270

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss)
Investments in unaffiliated issuers	(3,625,683,174)
Investments in affiliated issuers	(678,273,479)
Foreign currency transactions	5,250,369
Net change in unrealized depreciation
Investments (including net increase in accrued foreign capital gain tax of $7,897,502)	7,601,069,089
Foreign currency transactions	(201,350)

Net realized and unrealized gain	3,302,161,455

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,619,975,725

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$317,814,270	$1,033,080,930
Net realized loss	(4,298,706,284)	(1,623,823,574)
Net change in unrealized appreciation/depreciation	7,600,867,739	(24,747,752,434)

Net increase/(decrease) in net assets from operations	3,619,975,725	(25,338,495,078)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(998,288,562)
Net realized gain	—	(1,634,354,213)

Total distributions	—	(2,632,642,775)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,043,602,334	11,196,443,003
Reinvestment of distributions	—	2,367,976,717
Cost of shares redeemed	(3,774,506,410)	(14,051,916,960)

Net decrease from Fund share transactions	(730,904,076)	(487,497,240)

Total increase/(decrease) in net assets	2,889,071,649	(28,458,635,093)

NET ASSETS:
Beginning of period	25,020,362,459	53,478,997,552

End of period (including undistributed net investment income of $355,987,612 and $38,173,342, respectively)	$27,909,434,108	$25,020,362,459

SHARE INFORMATION:
Shares sold	141,137,951	301,746,094
Distributions reinvested	—	112,975,990
Shares redeemed	(185,691,409)	(434,440,065)

Net decrease in shares outstanding	(44,553,458)	(19,717,981)

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

The Fund did not enter into any forward foreign currency contracts during the period ended June 30, 2009.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks
Consumer Discretionary	$1,455,718,016	$3,043,646,226
Consumer Staples	—	428,319,263
Energy	1,266,646,527	971,816,035
Financials	258,216,977	6,271,318,875
Health Care	1,717,788,716	1,515,185,865
Industrials	229,144,120	2,338,232,367
Information Technology	130,113,213	3,156,466,470
Materials	422,020,203	2,090,300,550
Telcommunication Services	906,211,815	37,967,317
Preferred Stocks	795,736,407	—
Money Market Investments	84,254,477	—
Repurchase Agreements	—	690,330,000

Total	$7,265,850,471	$20,543,582,968

(a)	At June 30, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, and foreign currency realized gain/(loss). At June 30, 2009, the cost of investments for federal income tax purposes was $38,672,341,304.

Distributions during the six months ended June 30, 2009 and for the year ended December 31, 2008 were characterized as follows for federal income tax purpose.

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Ordinary income	—	$1,043,595,329
		($1.000 per share)
Long-term capital gain	—	$1,589,047,446
		($1.522 per share)

At June 30, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,523,570,281
Unrealized depreciation	(12,395,097,246)

Net unrealized depreciation	(10,871,526,965)
Undistributed ordinary income	355,987,612
Accumulated capital loss(a)	(6,102,572,149)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2009 to June 30, 2009.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term securities, aggregated $2,186,720,201 and $2,952,640,845, respectively.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2009 and through August 11, 2009, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2009. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions		Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	4,037,000	—	(500,000)		3,537,000	577,741		$41,645,514
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	29,464,582	—	(1,158,139)		28,306,443	3,972,230		254,368,736
Arkema (France)	6,626,740	416,081	—		7,042,821	4,818,561		165,483,001
Brother Industries, Ltd. (Japan)	23,601,000	—	(500,000)		23,101,000	2,611,631		203,923,526
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	200,000,000	583,618,364	(705,256,528	)(d)	78,361,836	—	(b)	110,393,616
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	—		113,420,000	—	(b)	49,353,301
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—		47,605,400	—	(b)	91,969,804
Grupo Televisa SA, ADR (Mexico)	32,779,396	—	(848,804)		31,930,592	20,903,075		542,820,064
Infineon Technologies AG (Germany)	84,902,800	—	—		84,902,800	—	(b)	308,225,148
Lafarge SA (France)	9,120,225	4,714,066	—		13,834,291	—		930,063,080
Lanxess AG (Germany)	8,912,359	677,425	—		9,589,784	5,436,389		237,890,384
Mediceo Paltac Holdings Co., Ltd. (Japan)	19,438,000	—	(6,660,800)		12,777,200	1,000,462		146,206,403
Naspers, Ltd. (South Africa)	37,040,895	—	(1,900,000)		35,140,895	—		926,159,589
NGK Spark Plug Co., Ltd. (Japan)	17,500,000	—	(582,000)		16,918,000	—		160,780,603
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—		27,299,300	4,931,423		106,608,940
The Bank of Yokohama, Ltd. (Japan)	70,029,000	—	(39,764,000)		30,265,000	2,470,532		—	(c)
Thomson (France)	25,015,792	—	(25,015,792)		—	—		—
Toto, Ltd. (Japan)	28,511,000	—	(11,874,000)		16,637,000	1,179,375		—	(c)
Wienerberger AG (Austria)	9,397,376	—	(229,500)		9,167,876	—	(b)	113,977,302
Yamaha Motor Co., Ltd. (Japan)	23,253,000	1,000,000	(273,000)		23,980,000	—		264,834,524

						$47,901,419		$4,654,703,535

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period
(d)	Represents a reduction in shares resulting from a 1 for 10 reverse stock split on May 18, 2009.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2009(a)		2008	2007	2006	2005	2004

Net asset value, beginning of period	$21.90		$46.02	$43.66	$35.03	$30.64	$23.48
Income from investment operations:
Net investment income	0.29		0.97	1.25	0.57	0.33	0.26
Net realized and unrealized gain/(loss)	3.23		(22.57)	3.87	9.24	4.80	7.36

Total from investment operations	3.52		(21.60)	5.12	9.81	5.13	7.62

Distributions to shareholders from:
Net investment income	—		(0.94)	(1.26)	(0.56)	(0.35)	(0.24)
Net realized gain	—		(1.58)	(1.50)	(0.62)	(0.39)	(0.22)

Total distributions	—		(2.52)	(2.76)	(1.18)	(0.74)	(0.46)

Net asset value, end of period	$25.42		$21.90	$46.02	$43.66	$35.03	$30.64

Total return	16.07%		(46.68)%	11.71%	28.00%	16.74%	32.46%
Ratios/supplemental data:
Net assets, end of period (millions)	$27,909		$25,020	$53,479	$30,899	$13,357	$4,203
Ratio of expenses to average net assets	0.66	%(b)	0.64%	0.65%	0.66%	0.70%	0.77%
Ratio of net investment income to average net assets	2.68	%(b)	2.37%	3.11%	1.82%	1.54%	1.90%
Portfolio turnover rate	9%		35%	16%	9%	7%	6%

(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or

1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (55)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (67)	Trustee (Since 1999)

President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals

(1998-2000)

Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present)
Thomas A. Larsen (59)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (62)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (69)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/09 BF SAR       Printed on recycled paper

2009

Semi-Annual Report

June 30, 2009

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 6.6% in the first half of 2009, compared to 3.1% for the Combined Index (a 60/40 blend of stocks and fixed income securities1). Longer-term results can be found on page four. As of June 30, the Fund’s net assets of $14.1 billion were invested 70.5% in common stocks, 27.7% in fixed income securities, and 1.8% in cash. While the six-month results have improved, the Fund is still down 20.1% from one year ago, compared to down 13.9% for the Combined Index.

MARKET COMMENTARY

Broad U.S. economic conditions remained extremely weak during the first half of 2009, though nascent signs of stabilization emerged during the second quarter. The labor market continued its decline: 500,000 jobs on average were lost per month, and the unemployment rate reached a 26-year high of 9.5%. Retail sales and manufacturing sector indicators, despite recent improvements, lingered at recessionary levels. Housing market indicators recovered from all-time lows as new and existing home sales improved somewhat and lower mortgage rates prompted a surge in refinancings. Undoubtedly, the economy remains in recession. However, after a steady drumbeat of dismal economic news, the small improvements toward the end of the period raised hopes that the worst of the recession may be behind us.

U.S. policymakers worked aggressively to stabilize the financial system, improve the flow of credit, and provide a foundation for economic recovery through the implementation of several new and targeted programs. Initial investor uncertainty about the government’s plans for addressing the capital adequacy of major U.S. banks later gave way to a meaningful rally in equity and credit markets as the results of the government’s “stress tests” of bank balance sheets were better than expected. Reflecting this increased confidence and cost-cutting efforts by company managements, the S&P 500 rallied 37% from its lows on March 9. Within fixed income markets, U.S. Treasuries posted a negative return (-4.3%2) as their prices were pushed lower by a sharp reversal of the “flight to quality” that prevailed in the second half of 2008, as well as concerns over the potential effects of aggressive fiscal and monetary policy stimulus on future inflation. In contrast, the gradual dissipation of the financial crisis and historically attractive valuations lured investors to investment-grade corporate bonds, which returned 8.3% in the first half of 2009.

INVESTMENT STRATEGY

The Fund’s margin of outperformance in the first half represents a meaningful reversal of recent performance results, particularly in 2008 when the Fund significantly lagged the Combined Index. The strong recent results were not driven by a major change in the Fund’s investment strategy, but rather by the dramatic reversal in market conditions noted above. The performance recovery does, however, serve to illustrate several hallmarks of Dodge & Cox’s investment approach, namely: a focus on valuation and fundamental analysis of the risks and opportunities of specific securities, persistence to maintain positions in the face of negative market feedback, and the importance of a long-term investment perspective.

The valuation component of our approach was particularly important as we managed the Fund through the challenges of the last two years. The Fund’s strong first half performance was driven largely by events of the second quarter, specifically a surge in the prices of corporate bonds and a strong recovery in equity markets (both areas in which the Fund holds a greater weighting than the Combined Index). It was not intuitive that equities and corporate bonds would excel in the second quarter given the U.S. economy’s struggles. However, with capital markets stabilizing and the pace of economic decline moderating, investors began to anticipate the nadir and eventual upturn of the economy. The S&P 500 fell 25% from January 1 through the recent market trough on March 9, and the equity portion of the Fund lagged the Index. We do not know why the shift in investor sentiment began on March 10, but since then the Fund’s equity portfolio has outperformed the rapidly rising S&P 500.3 This provides an excellent example of the importance of our emphasis on valuation. In this case, the valuation of equities—i.e., investor’s expectations for their future performance—at the end of the first quarter of

PAGE 1 ▪ DODGE & COX BALANCED FUND

2009 was far too pessimistic, even considering the difficult corporate operating environment that continues now.

While we continue to be encouraged by the broad investment backdrop of low valuations and strong long-term growth drivers, the “story” year-to-date has been volatility and the re-introduction of some investor confidence. Within the Fund’s diversified portfolio of 81 common stocks, the companies that experienced the greatest drop and subsequent rise during the first six months were those companies with significant operational and financial leverage. One example is Dow Chemical Company. Dow is an asset-intensive, multinational chemical company that experienced a rapid increase in energy costs during 2008 and a dramatic drop in demand into early 2009. The company faced additional distress when financial markets froze as it was completing the $16 billion purchase of Rohm and Haas. Its stock dropped 58% from the end of 2008 through March 9, then rallied 162% through midyear, and ended the six-month period up 10%. Although the near-term profit outlook is bleak, we hold it in the Fund because this multinational is well positioned to participate in global growth over the next five years. As investors turn from fear of operational and financial risks toward more confidence in the future earnings of this strong, global franchise, we believe it remains an attractive long-term investment opportunity. The Fund holds both the common stock and several debt securities issued by Dow. We use this example to illustrate our long-term thinking and persistence in the face of dramatic short-term market volatility, not to imply that we think Dow is more attractive than the Fund’s other holdings or that it will ultimately prove profitable for the Fund.

We continue to favor equities in the Fund. In our view as long-term investors, current valuations are still compelling despite the recent run-up in prices. The equity portfolio remains well diversified, and is currently invested in many companies in the broadly defined Technology, Media, and Health Care areas. Together these holdings comprise over 60% of the equity portfolio, and we believe the holdings in these sectors offer long-term value across economic cycles. Notable investments include industry leaders Hewlett-Packard, Sony, Comcast, Time Warner, GlaxoSmithKline, Merck, Amgen, and WellPoint.

In the fixed income portfolio, we have slightly reduced the Corporate weighting in light of much higher valuations, but Corporates remain a significant portion of the fixed income portfolio at 55%. Meanwhile, Government Sponsored Enterprise (GSE)-guaranteed4 mortgage-backed securities (MBS) comprise just over one-third of the fixed income portfolio. We believe that both Corporate and GSE-MBS securities continue to offer more compelling long-term return potential than their U.S. Treasury counterparts, particularly given our concerns over potentially higher inflation with the significant monetary and fiscal policy measures in place.

IN CLOSING

Dodge & Cox’s experienced team of investment professionals is working hard to take advantage of what we believe are attractive opportunities being created during this period of economic stress. Although it is impossible to predict the short-term direction of stock and bond prices, decades of experience have taught us that persistence in the face of significant market dislocations can potentially be rewarding for patient investors with long-term investment horizons.

We appreciate the confidence you have placed in our firm and the patience you have demonstrated as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 11, 2009

DODGE & COX BALANCED FUND ▪ PAGE 2

PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 3.5 percentage points in the first half. The primary driver for the Fund’s relative performance over the period was its bond holdings, which produced a 10% return despite a generally modest period for the bond market (the BCAG returned 1.9%). In the strong equity rally in the second quarter, the Fund’s higher allocation to equities than the Combined Index also benefited relative performance, and its equity portfolio significantly outperformed the S&P 500.

Equity Portfolio

▪	Returns from Fund holdings in the Energy sector (up 11% versus down 2% for the S&P 500 sector) contributed to relative returns. Schlumberger (up 29%) and Occidental Petroleum (up 11%) were strong.
▪	Sprint Nextel was a standout performer (up 163%) in relation to the Telecommunication Services sector return (down 4%) within the S&P 500.
▪	Individual contributors included Motorola (up 50%), Maxim Integrated Products (up 41%), Wyeth (up 23%, being acquired by Pfizer), WellPoint (up 21%), and Sony (up 19%).
▪

Weak returns from holdings in the Financials sector (down 13% versus down 2% for the S&P 500 sector) detracted, with notably poor performance from Citigroup (down 45% to date of sale) and Capital One (down 29%).

▪

A higher average weighting in the Health Care sector (28% of the equity portfolio versus 15% for the S&P 500 sector) hurt relative results, as the sector was weak. Novartis (down 15%) and Amgen (down 8%) lagged.

▪	Individual detractors included General Electric (down 25%), Xerox (down 17%), and Comcast (down 14%).

Fixed Income Portfolio

▪

A higher weighting in the Corporate sector (57% at the beginning of the year versus 18% for the BCAG) significantly added to relative returns given the sector’s very strong performance. Notably strong individual contributors included GMAC, Ford Motor Credit, Xerox, HCA, Macy’s, Boston Properties, and Dillard’s, offset somewhat from poor performance from certain financial sector holdings including Bank of America cumulative capital securities.

▪	The Fund had no holdings in the poor-performing U.S. Treasury sector (down 4.3% year-to-date) and also benefited from its substantial nominal yield advantage versus the BCAG.

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities.

[2]	References to sector returns are measured by the Barclays Capital Indices.
[3]	Past performance does not guarantee future results.
[4]	The U.S. Government does not guarantee the Fund’s shares, yield and asset value. The guarantee does not eliminate market risk.

PAGE 3 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	-20.13%	-1.02%	4.16%	9.03%
Combined Index	-13.91	0.89	1.33	7.77
S&P 500	-26.22	-2.24	-2.22	7.77
Barclays Capital Aggregate Bond Index (BCAG)	6.06	5.02	5.98	7.06

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2009	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,066.20	$2.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.13	2.70
*	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$53.75
Total Net Assets (billions)	$14.1
30-Day SEC Yield(a)	2.80%
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.54%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	11%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 15 years.

STOCK PORTFOLIO (70.5%)	Fund
Number of Stocks	81
Median Market Capitalization (billions)	$14
Price-to-Earnings Ratio(b)	12.0x
Foreign Stocks(c)	13.5%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	19.4%
Information Technology	13.8
Consumer Discretionary	12.7
Financials	8.1
Energy	7.6

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.5%
Comcast Corp.	2.4
Schlumberger, Ltd.	2.4
Wells Fargo & Co.	2.4
Novartis AG (Switzerland)	2.4
Amgen, Inc.	2.1
Motorola, Inc.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.1
Merck & Co., Inc.	2.0
WellPoint, Inc.	2.0

FIXED INCOME PORTFOLIO (27.7%)(f)	Fund
Number of Fixed Income Securities(f)	262
Effective Maturity	6.7 years
Effective Duration	4.0 years

ASSET ALLOCATION

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.8%
Mortgage-Related Securities	10.3
Asset-Backed Securities	0.1
Corporate(f)	15.5

CREDIT QUALITY(e,f)
U.S. Government & Government Related	11.7%
Aaa	0.1
Aa	2.8
A	2.9
Baa	5.8
Ba	1.7
B	0.2
Caa	1.5
Ca	0.9
C	0.1
Average Quality	A1

CORPORATE ISSUERS (FIVE LARGEST)(d)
General Electric Co.	1.2%
GMAC, Inc., and subsidiaries(f)	1.0
Wells Fargo & Co.	1.0
Ford Motor Credit Co.	0.9
Burlington Northern Santa Fe Corp.	0.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Includes cumulative preferred stock (Preferred Blocker, Inc., a subsidiary of GMAC, Inc.) representing 0.1% of the Fund’s net assets.

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS: 70.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.7%
CONSUMER DURABLES & APPAREL: 2.5%
Panasonic Corp. ADR(b) (Japan)	10,598,928	$141,919,646
Sony Corp. ADR(b) (Japan)	8,157,900	210,963,294

		352,882,940
MEDIA: 7.9%
Comcast Corp., Class A	23,766,974	344,383,453
DISH Network Corp., Class A(a)	1,806,165	29,277,935
Interpublic Group of Companies, Inc.(a)	7,484,200	37,795,210
Liberty Entertainment, Series A(a)	1,958,579	52,391,988
Liberty Global, Inc., Series A(a)	264,621	4,204,828
Liberty Global, Inc., Series C(a)	391,368	6,187,528
News Corp., Class A	28,484,800	259,496,528
Time Warner Cable, Inc.(a)	3,715,583	117,672,514
Time Warner, Inc.	10,564,166	266,111,341

		1,117,521,325
RETAILING: 2.3%
CarMax, Inc.(a)	3,550,000	52,185,000
Genuine Parts Co.	277,950	9,328,002
Home Depot, Inc.	6,602,200	156,009,986
Liberty Interactive, Series A(a)	10,852,250	54,369,772
Macy’s, Inc.	3,944,266	46,384,568

		318,277,328

		1,788,681,593
CONSUMER STAPLES: 1.3%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	2,388,800	115,713,472
Walgreen Co.	1,730,199	50,867,851

		166,581,323
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Avon Products, Inc.	627,516	16,177,362

		182,758,685
ENERGY: 7.6%
Baker Hughes, Inc.	4,474,510	163,051,145
Chevron Corp.	2,567,679	170,108,734
Occidental Petroleum Corp.	4,217,700	277,566,837
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,400,127	122,070,459
Schlumberger, Ltd.	6,325,421	342,268,530

		1,075,065,705
FINANCIALS: 8.1%
BANKS: 3.6%
BB&T Corp.	3,599,184	79,110,064
HSBC Holdings PLC ADR(b) (United Kingdom)	2,263,361	94,540,589
Wells Fargo & Co.	13,909,706	337,449,468

		511,100,121

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 3.3%
Bank of New York Mellon Corp.	2,132,000	$62,488,920
Capital One Financial Corp.	9,552,059	208,999,051
Credit Suisse Group AG ADR(b) (Switzerland)	1,300,300	59,462,719
Legg Mason, Inc.	1,350,300	32,920,314
SLM Corp.(a)	8,096,000	83,145,920
State Street Corp.	388,600	18,341,920

		465,358,844
INSURANCE: 1.2%
AEGON NV(a),(b) (Netherlands)	8,172,900	50,345,064
Genworth Financial, Inc., Class A(a)	1,949,000	13,623,510
Loews Corp.	1,183,108	32,417,159
The Travelers Companies, Inc.	1,840,219	75,522,588

		171,908,321

		1,148,367,286
HEALTH CARE: 19.4%
HEALTH CARE EQUIPMENT & SERVICES: 6.4%
Boston Scientific Corp.(a)	14,777,700	149,845,878
Cardinal Health, Inc.	6,493,300	198,370,315
Covidien PLC(b) (Ireland)	2,103,200	78,743,808
Health Management Associates, Inc.(a)	1,647,563	8,138,961
UnitedHealth Group, Inc.	7,598,800	189,818,024
WellPoint, Inc.(a)	5,633,400	286,683,726

		911,600,712
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.0%
Amgen, Inc.(a)	5,721,600	302,901,504
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,300,500	293,339,670
Merck & Co., Inc.	10,308,400	288,222,864
Novartis AG ADR(b) (Switzerland)	8,218,300	335,224,457
Pfizer, Inc.	14,657,117	219,856,755
Sanofi-Aventis ADR(b) (France)	5,739,100	169,246,059
Thermo Fisher Scientific, Inc.(a)	225,050	9,175,289
Wyeth	4,772,800	216,637,392

		1,834,603,990

		2,746,204,702
INDUSTRIALS: 4.8%
CAPITAL GOODS: 2.9%
Caterpillar, Inc.	1,300,000	42,952,000
Eaton Corp.	1,650,000	73,606,500
General Electric Co.	17,749,700	208,026,484
Koninklijke Philips Electronics NV(b) (Netherlands)	650,600	11,984,052
Tyco International, Ltd.(b) (Switzerland)	2,839,134	73,760,701

		410,329,737
COMMERCIAL SERVICES & SUPPLIES: 0.5%
Pitney Bowes, Inc.	3,144,550	68,959,982

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.4%
FedEx Corp.	3,497,254	$194,517,267

		673,806,986
INFORMATION TECHNOLOGY: 13.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	7,042,000	110,488,980
SOFTWARE & SERVICES: 4.6%
Adobe Systems, Inc.(a)	934,000	26,432,200
Autodesk, Inc.(a)	518,943	9,849,538
BMC Software, Inc.(a)	2,370,560	80,101,222
Cadence Design Systems, Inc.(a)	9,739,500	57,463,050
Citrix Systems, Inc.(a)	2,642,610	84,272,833
Computer Sciences Corp.(a)	3,410,500	151,085,150
Compuware Corp.(a)	6,949,488	47,673,488
EBay, Inc.(a)	7,569,200	129,660,396
Symantec Corp.(a)	27,100	421,676
Synopsys, Inc.(a)	2,989,500	58,325,145

		645,284,698
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.4%
Hewlett-Packard Co.	12,860,912	497,074,249
Hitachi, Ltd. ADR(a),(b) (Japan)	1,920,245	59,469,988
Kyocera Corp. ADR(b) (Japan)	184,800	13,804,560
Molex, Inc.	800,000	12,440,000
Molex, Inc., Class A	2,527,928	36,351,604
Motorola, Inc.(a)	45,509,600	301,728,648
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	2,412,300	23,592,294
Tyco Electronics, Ltd.(b) (Switzerland)	5,797,900	107,782,961
Xerox Corp.	20,721,050	134,272,404

		1,186,516,708

		1,942,290,386
MATERIALS: 1.5%
Cemex SAB de CV ADR(a),(b) (Mexico)	3,914,083	36,557,535
Domtar Corp.(a)	550,091	9,120,509
Dow Chemical Co.	8,960,259	144,618,580
Vulcan Materials Co.	444,656	19,164,674

		209,461,298
TELECOMMUNICATION SERVICES: 1.3%
Sprint Nextel Corp.(a)	38,764,400	186,456,764

		186,456,764

TOTAL COMMON STOCKS (Cost $12,514,745,822)		$9,953,093,405

PREFERRED STOCKS: 0.1%

	SHARES	VALUE
FINANCIALS: 0.1%
DIVERSIFIED FINANCIALS: 0.1%
Preferred Blocker, Inc. (a subsidiary of GMAC, Inc.)(d)	12,287	$5,284,178

TOTAL PREFERRED STOCKS (Cost $2,457,400)		$5,284,178

FIXED INCOME SECURITIES: 27.6%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.8%
GOVERNMENT RELATED: 1.8%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$1,638,895	$1,645,287
California Taxable General Obligation 5.45%, 4/1/15	14,850,000	14,512,905
7.50%, 4/1/34	24,500,000	22,402,065
5.65%, 4/1/39 (mandatory put 4/1/13)	5,075,000	4,995,881
7.55%, 4/1/39	22,900,000	20,847,931
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,208,005	1,307,769
Series 97-20F, 7.20%, 6/1/17	1,916,287	2,089,256
Series 97-20I, 6.90%, 9/1/17	2,643,318	2,861,870
Series 98-20D, 6.15%, 4/1/18	3,166,416	3,381,079
Series 98-20I, 6.00%, 9/1/18	2,005,879	2,132,061
Series 99-20F, 6.80%, 6/1/19	2,526,740	2,714,269
Series 00-20D, 7.47%, 4/1/20	7,525,341	8,188,604
Series 00-20E, 8.03%, 5/1/20	3,260,943	3,594,548
Series 00-20G, 7.39%, 7/1/20	4,355,106	4,736,969
Series 00-20I, 7.21%, 9/1/20	3,070,085	3,323,050
Series 01-20E, 6.34%, 5/1/21	7,760,476	8,312,339
Series 01-20G, 6.625%, 7/1/21	7,225,762	7,789,933
Series 03-20J, 4.92%, 10/1/23	15,672,148	16,295,371
Series 05-20K, 5.36%, 11/1/25	29,101,227	30,790,041
Series 06-20D, 5.64%, 4/1/26	39,672,092	42,369,314
Series 06-20F, 5.82%, 6/1/26	43,961,970	47,002,617
Series 07-20F, 5.71%, 6/1/27	10,752,767	11,499,834

		262,792,993
MORTGAGE-RELATED SECURITIES: 10.3%
FEDERAL AGENCY CMO & REMIC: 2.5%
Dept. of Veterans Affairs Trust 1995-1A 1, 7.213%, 2/15/25	990,969	1,071,176
Trust 1995-2C 3A, 8.793%, 6/15/25	432,901	488,514
Fannie Mae Trust 2001-T5 A3, 7.50%, 6/19/30	1,268,157	1,370,402
Trust 2002-33 A1, 7.00%, 6/25/32	3,940,919	4,275,898
Series 2002-86, 6.00%, 8/25/32	19,044,280	20,103,564
Trust 2005-W4 1A2, 6.50%, 8/25/35	24,792,295	26,399,922
Trust 2001-T7 A1, 7.50%, 2/25/41	3,772,691	4,152,318

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2001-T8 A1, 7.50%, 7/25/41	$4,020,791	$4,344,967
Trust 2001-T4 A1, 7.50%, 7/25/41	3,362,067	3,633,133
Trust 2001-W3 A, 7.00%, 9/25/41	3,207,676	3,432,213
Trust 2001-T10 A2, 7.50%, 12/25/41	4,021,858	4,346,121
Trust 2002-W6 2A1, 7.00%, 6/25/42	3,765,100	4,085,133
Trust 2002-W8 A2, 7.00%, 6/25/42	4,447,039	4,869,508
Trust 2003-W2 1A1, 6.50%, 7/25/42	8,097,869	8,622,966
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,247,068	3,523,069
Trust 2003-W4 4A, 7.50%, 10/25/42	4,811,795	5,199,746
Trust 2004-T1 1A2, 6.50%, 1/25/44	7,842,162	8,350,678
Trust 2004-W2 5A, 7.50%, 3/25/44	16,303,369	17,617,828
Trust 2004-W8 3A, 7.50%, 6/25/44	2,253,034	2,434,685
Series 2009-11 MP, 7.00%, 3/25/49	109,943,385	118,267,363
Freddie Mac Series 2100 GS, 6.50%, 12/15/13	3,901,245	4,151,001
Series 2430 UC, 6.00%, 9/15/16	5,137,373	5,286,966
Series 1078 GZ, 6.50%, 5/15/21	775,436	816,969
Series (GN) 16 PK, 7.00%, 8/25/23	9,528,267	10,242,795
Series T-48 1A4, 5.538%, 7/25/33	60,855,887	63,575,384
Series T-051 1A, 6.50%, 9/25/43	386,227	411,271
Series T-59 1A1, 6.50%, 10/25/43	24,450,728	26,161,362

		357,234,952
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.8%
Fannie Mae, 10 Year 6.00%, 1/1/12-10/1/14	11,473,250	12,083,611
Fannie Mae, 15 Year 6.00%, 3/1/14-3/1/22	90,621,986	96,466,622
6.50%, 1/1/13-11/1/18	90,667,294	96,233,327
7.00%, 7/1/11-11/1/18	6,708,374	7,052,820
7.50%, 9/1/15-8/1/17	31,210,411	33,226,584
Fannie Mae, 20 Year 6.50%, 1/1/22-10/1/26	20,604,373	22,012,850
Fannie Mae, 30 Year 6.50%, 12/1/28-11/1/37	335,159,486	357,729,322
7.00%, 8/1/37	21,623,748	23,487,369
7.50%, 8/1/10	3,487	3,581
Fannie Mae, Hybrid ARM 4.71%, 9/1/34	10,880,044	11,171,982
4.737%, 1/1/35	8,194,187	8,384,498
4.741%, 12/1/34	13,342,914	13,758,532
4.822%, 8/1/35	8,964,985	9,319,924
4.924%, 1/1/35	6,333,917	6,575,311
Fannie Mae, Multifamily DUS Pool 555728, 4.02%, 8/1/13	323,876	332,136
Pool 555162, 4.826%, 1/1/13	14,680,276	15,431,429
Pool 760762, 4.89%, 4/1/12	16,115,000	16,673,530
Pool 555316, 4.918%, 2/1/13	4,228,461	4,429,486
Pool 735387, 4.921%, 4/1/15	12,020,373	12,608,563
Pool 555148, 4.976%, 1/1/13	3,621,459	3,813,367
Pool 555806, 5.098%, 10/1/13	3,045,178	3,224,770
Pool 461628, 5.32%, 4/1/14	10,129,236	10,839,016
Pool 462086, 5.355%, 11/1/15	20,738,667	22,081,784

	PAR VALUE	VALUE
Pool 545316, 5.629%, 12/1/11	$4,656,136	$4,952,381
Pool 545387, 5.896%, 1/1/12	5,460,770	5,840,565
Pool 545685, 5.932%, 4/1/12	22,831,956	24,185,701
Pool 545258, 5.942%, 11/1/11	845,711	898,688
Freddie Mac, 30 Year 8.75%, 5/1/10	624	630
Freddie Mac Gold, 15 Year 6.00%, 10/1/13-10/1/18	30,088,871	31,762,226
6.50%, 7/1/14-3/1/18	37,198,207	39,366,990
7.00%, 4/1/15	153,347	160,536
7.75%, 7/25/21	1,148,584	1,247,889
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	36,993,136	39,681,627
Freddie Mac Gold, 30 Year 6.50%, 9/1/18-4/1/33	45,942,792	49,264,784
7.00%, 8/1/38-9/1/38	87,364,368	94,023,390
7.47%, 3/17/23	330,699	358,663
8.50%, 1/1/23	10,379	11,220
Freddie Mac Gold, Hybrid ARM 4.158%, 5/1/34	12,015,034	12,416,706
Ginnie Mae, 30 Year 7.50%, 11/15/24-10/15/25	3,309,848	3,610,732
7.97%, 4/15/20-1/15/21	1,804,527	1,979,381

		1,096,702,523
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,765,175	2,975,156

		1,456,912,631
ASSET-BACKED SECURITIES: 0.1%
STUDENT LOAN: 0.1%
SLM Student Loan Trust Series 2006-09 A2, 1.092%, 4/25/17	7,388,075	7,349,272
Series 2006-10 A2, 1.102%, 10/25/17	5,020,423	5,020,821

		12,370,093
CORPORATE: 15.4%
FINANCIALS: 6.9%
American International Group, Inc.(d) 8.25%, 8/15/18	29,000,000	16,856,250
Bank of America Corp. 5.30%, 3/15/17	42,000,000	35,634,774
8.00%, 12/15/26(c)	17,355,000	14,578,200
5.625%, 3/8/35(c)	10,000,000	6,502,220
6.625%, 5/23/36(c)	41,040,000	30,948,428
Boston Properties, Inc. 6.25%, 1/15/13	21,375,000	21,275,863
5.625%, 4/15/15	29,500,000	27,431,153
5.00%, 6/1/15	2,890,000	2,585,197
Capital One Financial Corp. 6.75%, 9/15/17	45,630,000	42,828,193
CIGNA Corp. 8.50%, 5/1/19	7,500,000	7,604,003

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.65%, 3/1/23	$9,745,000	$8,734,950
7.875%, 5/15/27	12,970,000	11,349,438
8.30%, 1/15/33	9,050,000	7,517,735
6.15%, 11/15/36	5,500,000	3,938,044
Citigroup, Inc. 6.125%, 11/21/17	35,000,000	31,036,122
General Electric Co. 1.158%, 11/1/12	190,000,000	171,397,421
GMAC, Inc.(d) 6.875%, 9/15/11	147,385,000	128,961,875
Health Net, Inc. 6.375%, 6/1/17	18,675,000	14,146,312
HSBC Holdings PLC(b) (United Kingdom) 6.50%, 5/2/36	23,000,000	22,309,533
6.50%, 9/15/37	35,000,000	33,855,955
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	28,187,000	26,479,319
5.85%, 8/1/35(c)	5,955,000	4,497,541
Kaupthing Bank HF(b),(d),(g) (Iceland) 7.125%, 5/19/16	65,060,000	6,506
Liberty Mutual Group, Inc.(d) 4.875%, 2/1/10	15,131,000	14,859,183
SLM Corp. 8.45%, 6/15/18	50,000,000	42,774,250
Travelers Cos., Inc. 5.00%, 3/15/13	9,750,000	9,802,954
6.25%, 6/20/16	9,735,000	10,310,449
Unum Group 7.625%, 3/1/11	8,426,000	8,420,473
6.85%, 11/15/15(d)	10,200,000	8,407,013
7.19%, 2/1/28	8,500,000	5,299,987
7.25%, 3/15/28	12,130,000	8,082,558
6.75%, 12/15/28	11,633,000	7,669,044
WellPoint, Inc. 5.00%, 12/15/14	13,070,000	12,804,512
5.25%, 1/15/16	40,000,000	37,896,800
Wells Fargo & Co. 1.23%, 4/23/12	90,000,000	84,977,407
6.00%, 11/15/17	46,000,000	44,344,127

		966,123,789
INDUSTRIALS: 6.9%
AT&T, Inc. 4.95%, 1/15/13	10,000,000	10,400,060
BHP Billiton, Ltd.(b) (Australia) 5.50%, 4/1/14	20,000,000	21,454,860
Boston Scientific Corp. 5.45%, 6/15/14	19,385,000	17,834,200
6.25%, 11/15/15	1,075,000	994,375
6.40%, 6/15/16	21,905,000	20,371,650
Comcast Corp. 5.30%, 1/15/14	38,175,000	39,478,562

	PAR VALUE	VALUE
5.85%, 11/15/15	$26,500,000	$27,462,533
5.90%, 3/15/16	3,180,000	3,289,468
Cox Communications, Inc. 5.45%, 12/15/14	53,185,000	52,796,058
5.50%, 10/1/15	4,815,000	4,665,047
5.875%, 12/1/16(d)	25,145,000	24,660,330
8.375%, 3/1/39(d)	6,400,000	7,135,891
Dillard’s, Inc. 7.85%, 10/1/12	14,000,000	11,847,500
7.13%, 8/1/18	10,831,000	6,119,515
7.875%, 1/1/23	8,860,000	4,618,275
7.75%, 7/15/26	50,000	24,000
7.75%, 5/15/27	550,000	261,250
7.00%, 12/1/28	15,490,000	7,512,650
Dow Chemical Co. 4.027%, 9/30/09(d)	33,950,000	33,879,452
8.55%, 5/15/19	28,060,000	28,109,947
7.375%, 11/1/29	18,170,000	16,513,368
9.40%, 5/15/39	12,165,000	12,522,383
Ford Motor Credit Co.(h) 7.375%, 2/1/11	142,325,000	128,843,264
HCA, Inc. 7.875%, 2/1/11	8,008,000	7,877,870
6.95%, 5/1/12	50,090,000	46,834,150
6.30%, 10/1/12	8,400,000	7,707,000
6.25%, 2/15/13	18,390,000	16,091,250
Hewlett-Packard Co. 6.125%, 3/1/14	25,605,000	28,223,751
Lafarge SA(b) (France) 6.50%, 7/15/16	33,715,000	31,000,201
Liberty Media Corp. 8.50%, 7/15/29	9,682,000	6,680,580
8.25%, 2/1/30	7,461,000	5,138,764
Macy’s, Inc. 7.625%, 8/15/13	5,900,000	5,103,500
7.45%, 10/15/16	11,675,000	9,883,751
6.65%, 7/15/24	12,895,000	8,539,972
6.90%, 4/1/29	5,355,000	3,748,500
6.90%, 1/15/32	55,984,000	36,722,257
6.70%, 7/15/34	8,380,000	5,591,647
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	23,000,000	26,132,048
Sprint Nextel Corp. 6.00%, 12/1/16	25,585,000	20,915,738
6.875%, 11/15/28	10,085,000	7,160,350
Time Warner Cable, Inc. 8.75%, 2/14/19	8,000,000	9,319,536
8.25%, 4/1/19	19,665,000	22,312,243
Time Warner, Inc. 7.625%, 4/15/31	66,505,000	64,653,235
7.70%, 5/1/32	30,690,000	30,158,020

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Xerox Corp. 6.875%, 8/15/11	$87,085,000	$90,132,975

		970,721,976
TRANSPORTATION: 1.6%
Burlington Northern Santa Fe Corp. 8.251%, 1/15/21	1,253,469	1,468,367
4.967%, 4/1/23	11,670,322	11,663,979
5.72%, 1/15/24	21,546,435	21,607,464
5.629%, 4/1/24	25,029,348	24,958,111
5.342%, 4/1/24	16,355,943	16,110,594
5.996%, 4/1/24	22,301,806	22,755,639
CSX Corp. 9.75%, 6/15/20	5,351,000	6,229,356
FedEx Corp. 7.375%, 1/15/14	9,000,000	9,719,973
8.00%, 1/15/19	7,125,000	8,119,600
6.72%, 7/15/23	15,409,032	15,948,280
Norfolk Southern Corp. 7.70%, 5/15/17	5,955,000	6,526,936
9.75%, 6/15/20	7,389,000	9,820,831
Union Pacific Corp. 6.50%, 4/15/12	3,550,000	3,740,724
6.33%, 1/2/20	26,685,286	27,971,841
5.866%, 7/2/30	36,014,966	33,233,897
6.176%, 1/2/31	11,971,951	12,163,306

		232,038,898

		2,168,884,663

TOTAL FIXED INCOME SECURITIES (Cost $4,070,144,675)		$3,900,960,380

SHORT-TERM INVESTMENTS: 1.6%
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	42,864,877	42,864,877
REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(f) 0.03%, 7/1/09, maturity value $180,066,150	180,066,000	180,066,000

TOTAL SHORT-TERM INVESTMENTS (Cost $222,930,877)		$222,930,877

TOTAL INVESTMENTS (Cost $16,810,278,774)	99.8%	$14,082,268,840
OTHER ASSETS LESS LIABILITIES	0.2%	33,170,878

NET ASSETS	100.0%	$14,115,439,718

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, all such securities in total represented $240,050,678 or 1.7% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 2.00%, 3/2/11; and Freddie Mac 4.13%, 2/24/11. Total collateral value is $183,672,525.
(g)

Non-income producing / security in default. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority, which has appointed a resolution committee to oversee the affairs of Kaupthing, including supervision of its assets and business operations.

(h)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2009
ASSETS:
Investments, at value (cost $16,810,278,774)	$14,082,268,840
Receivable for investments sold	55,132,035
Receivable for paydowns on mortgage-backed securities	300,482
Receivable for Fund shares sold	6,415,062
Dividends and interest receivable	70,705,131
Prepaid expenses and other assets	43,593

14,214,865,143

LIABILITIES:
Payable for investments purchased	67,890,400
Payable for Fund shares redeemed	24,076,137
Management fees payable	5,898,760
Accrued expenses	1,560,128

99,425,425

NET ASSETS	$14,115,439,718

NET ASSETS CONSIST OF:
Paid in capital	$18,981,354,839
Undistributed net investment income	3,975,118
Accumulated net realized loss on investments	(2,141,880,305)
Net unrealized depreciation on investments	(2,728,009,934)

$14,115,439,718

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	262,627,590
Net asset value per share	$53.75

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2009
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,807,612)	$116,820,589
Interest	133,824,116

250,644,705

EXPENSES:
Management fees	33,592,687
Custody and fund accounting fees	123,466
Transfer agent fees	1,475,727
Professional services	68,392
Shareholder reports	575,275
Registration fees	82,856
Trustees’ fees	73,000
Miscellaneous	160,190

36,151,593

NET INVESTMENT INCOME	214,493,112

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realize gain/(loss)	(1,823,527,973)
Net change in unrealized depreciation	2,404,750,265

Net realized and unrealized gain	581,222,292

NET INCREASE IN NET ASSETS FROM OPERATIONS	$795,715,404

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$214,493,112	$611,368,682
Net realized loss	(1,823,527,973)	(308,295,854)
Net change in unrealized appreciation/depreciation	2,404,750,265	(8,641,036,762)

Net increase/(decrease) in net assets from operations	795,715,404	(8,337,963,934)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(224,929,335)	(607,013,818)
Net realized gain	—	(433,264,664)

Total distributions	(224,929,335)	(1,040,278,482)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	779,566,439	2,553,747,909
Reinvestment of distributions	213,664,143	994,817,279
Cost of shares redeemed	(2,124,358,694)	(6,426,914,208)

Net decrease from Fund share transactions	(1,131,128,112)	(2,878,349,020)

Total decrease in net assets	(560,342,043)	(12,256,591,436)

NET ASSETS:
Beginning of period	14,675,781,761	26,932,373,197

End of period (including undistributed net investment income of $3,975,118 and $12,638,299, respectively)	$14,115,439,718	$14,675,781,761

SHARE INFORMATION:
Shares sold	15,923,115	37,021,532
Distributions reinvested	4,272,207	14,719,733
Shares redeemed	(43,849,175)	(97,962,966)

Net decrease in shares outstanding	(23,653,853)	(46,221,701)

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$9,953,093,405	$—
Preferred Stocks	5,284,178	—
Fixed Income Securities(c)	—	3,900,960,380
Money Market Investments	42,864,877	—
Repurchase Agreements	—	180,066,000

Total	$10,001,242,460	$4,081,026,380

(a)	At June 30, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Fund are Level 2 securities. For a detailed break-out of fixed income securities by sector, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/(loss), paydown loss, and defaulted fixed income securities. At June 30, 2009, the cost of investments for federal income tax purposes was $16,820,055,463.

Distributions during the six months ended June 30, 2009 and for the year ended December 31, 2008 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Ordinary income	$224,929,335	$611,773,389
	($0.840 per share)	($1.965 per share)

Long-term capital gain	—	$428,505,093
		($1.328 per share)

At June 30, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,084,909,907
Unrealized depreciation	(3,822,696,530)

Net unrealized depreciation	(2,737,786,623)
Undistributed ordinary income	3,975,118
Accumulated capital loss(a)	(2,098,208,515)
Capital loss carryforward(b)	(32,015,139)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2009 to June 30, 2009.
(b)	Represents accumulated capital loss as of December 31, 2008 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward will expire in 2016.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $660,021,893 and $1,228,933,265, respectively. For the six months ended June 30, 2009, purchases and sales of U.S. government securities aggregated $250,773,242 and $80,543,754, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2009 and through August 11, 2009, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2009(a)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$51.26		$81.00	$87.08	$81.34	$79.35	$73.04
Income from investment operations:
Net investment income	0.81		1.99	2.35	2.21	1.84	1.60
Net realized and unrealized gain/(loss)	2.52		(28.44)	(0.78)	8.93	3.31	7.99

Total from investment operations	3.33		(26.45)	1.57	11.14	5.15	9.59

Distributions to shareholders from:
Net investment income	(0.84)		(1.95)	(2.37)	(2.20)	(1.84)	(1.60)
Net realized gain	—		(1.34)	(5.28)	(3.20)	(1.32)	(1.68)

Total distributions	(0.84)		(3.29)	(7.65)	(5.40)	(3.16)	(3.28)

Net asset value, end of period	$53.75		$51.26	$81.00	$87.08	$81.34	$79.35

Total return	6.62%		(33.57)%	1.74%	13.84%	6.59%	13.31%
Ratios/supplemental data:
Net assets, end of period (millions)	$14,115		$14,676	$26,932	$27,458	$23,611	$20,741
Ratio of expenses to average net assets	0.54	%(b)	0.53%	0.53%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	3.19	%(b)	2.85%	2.59%	2.52%	2.15%	1.97%
Portfolio turnover rate	11%		27%	27%	20%	18%	18%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (55)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (67)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present)
Thomas A. Larsen (59)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (62)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (69)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 15 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/09 IF SAR       Printed on recycled paper

2009

Semi-Annual Report

June 30, 2009

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund (the Fund) had a total return of 7.8% for the first half of 2009, compared to a return of 1.9% for the Barclays Capital Aggregate Bond Index (BCAG). Longer-term results can be found on page four. At June 30, the Fund had net assets of $15.0 billion with a cash position of 4.1%.

MARKET COMMENTARY

Broad U.S. economic conditions remained extremely weak during the first half of 2009, though nascent signs of stabilization emerged during the second quarter. The labor market continued its decline: 500,000 jobs on average were lost per month, and the unemployment rate reached a 26-year high of 9.5%. Retail sales and manufacturing sector indicators, despite recent improvements, lingered at recessionary levels. Housing market indicators recovered from all-time lows as new and existing home sales improved somewhat and lower mortgage rates prompted a surge in refinancings. Undoubtedly, the economy remains in recession. However, after a steady drumbeat of dismal economic news, the small improvements toward the end of the period raised hopes that the worst of the “Great Recession” may be behind us.

U.S. policymakers worked aggressively to stabilize the financial system, improve the flow of credit, and provide a foundation for economic recovery through the implementation of several new and targeted programs. Initial investor uncertainty about the government’s plans for addressing the capital adequacy of major U.S. banks later gave way to a meaningful rally in equity and credit markets as the results of the U.S. government’s “stress tests” of bank balance sheets were better than expected. Reflecting this increased confidence, the S&P 500 Index rallied 37% from its lows on March 9.

The changes in financial market sentiment had significant effects on the fixed income market. In a turnabout from 2008, U.S. Treasuries posted a negative return (-4.3%1) and underperformed all other fixed income market sectors in the first half of the year. Treasury prices were pushed lower by a sharp reversal of the “flight to quality” that prevailed in the second half of 2008, as well as concerns over the potential effects of aggressive fiscal and monetary policy stimulus on future inflation. In contrast, a perceived moderation in the rate of economic decline, gradual dissipation of the financial crisis, and historically attractive valuations lured investors to corporate bonds. Investment-grade corporate bonds rebounded dramatically and returned 8.3% over the first half of 2009.

More moderate outperformance was recorded by the Government Sponsored Enterprise (GSE)–guaranteed2 Mortgage-backed Securities (MBS) sector, which returned 2.9%, outperforming comparable short-duration U.S. Treasuries by 3.0%. The beleaguered Commercial Mortgage-Backed Securities (CMBS) and asset-backed Securities (ABS) sectors—though they represent only a small portion of the BCAG—had a strong recovery, posting returns of 10.4% and 15.8%, respectively.

INVESTMENT STRATEGY

The Fund outperformed the BCAG by nearly six percentage points in the first half of 2009. This margin of outperformance represents a significant reversal of recent performance results, particularly in calendar year 2008 when the Fund lagged the BCAG by over five percentage points. The improved results were not driven by a major change in our investment strategy, but rather by the dramatic reversal in market conditions noted above. The performance recovery does, however, serve to illustrate several hallmarks of Dodge & Cox’s investment approach, namely: a focus on valuation and fundamental analysis of the risks and opportunities of specific securities, the conviction to maintain positions in the face of negative market feedback, and the importance of a long-term investment perspective.

The valuation component of our approach was particularly important as we managed the Fund through the challenges of the last two years. The Fund’s strong first-half performance was driven largely by a dramatic surge in the prices of corporate bonds, of which the Fund has a significant overweighting. That corporate bonds would excel in the most recent period was not intuitively obvious: the U.S. economy could charitably be described as “struggling.” Furthermore, prices of U.S. Treasury securities—the backbone of the fixed income market—were falling. Despite these factors, the Fund’s corporate

PAGE 1 ▪ DODGE & COX INCOME FUND

holdings returned over 10% in the first half. This provides a near-clinical example of the importance of the often nebulous concept of “valuation.” In this case, the valuation of corporate securities, i.e., the market’s expectations for their future performance including the rate of default, severity of loss in event of default, and future price changes, was far too pessimistic at the end of 2008, even considering the difficult corporate operating environment that continues even now.

Since the end of 2008, we have made a number of notable changes to the Fund. We increased the Fund’s Corporate weighting by six percentage points (and 18 percentage points since the onset of the credit crisis), to over 49%. This is the highest allocation to corporate bonds in the Fund’s 20-year history. Our focus in this environment has been on companies that we believe have strong, defendable franchises, the ability to withstand a significant business downturn, and whose securities appear to be priced attractively. The Fund’s Corporate holdings have performed extremely well of late, outpacing the strong returns of the Corporate portion of the BCAG. Despite recent gains, corporate yield premiums remain wide by historical standards—particularly within the financial sector—and offer attractive long-term total return potential in our opinion.

We further reduced the Fund’s holdings of GSE-MBS to 37% at June 30; this weighting peaked in the fall of 2008 at 53%. Like the Fund’s Corporates, the GSE-MBS holdings have posted strong first-half relative returns (versus the MBS component of the BCAG). This was achieved through security selection: in particular, focusing the Fund’s holdings on mortgage securities backed by generally higher-rate mortgages. After significant research and analysis, we developed an insight that, despite very low current mortgage rates, many higher-rate mortgage loans would not be refinanced as fast as the market was expecting due to borrower credit issues, capacity constraints in the mortgage finance industry, and confusion associated with the bevy of new policies and regulations coming out of Washington. This has largely come to pass, rewarding the holders of these higher-

coupon mortgage securities with good performance. Nevertheless, MBS investors are now faced with considerably higher valuations and increased prepayment risk.3 In conjunction with more compelling opportunities within the corporate universe, these factors prompted the further reduction in the Fund’s MBS weighting this period.

We also established a new position in State of California General Obligation (GO) taxable municipal securities in the second quarter. On April 22, the state issued $6.9 billion in GO bonds with maturities ranging from 2014 through 2039. The long-dated maturities were issued under the U.S. government’s Build America Bonds (BAB) program, which provides a generous subsidy to the issuer. The BAB structure provided California with a cost-effective way to finance infrastructure projects that were at risk of being shut down or delayed. Despite a plethora of bad economic news and a (recently resolved) budgetary stalemate, we believe these bonds offer a compelling investment opportunity to the investor with a long-term horizon. California is an enormous and diversified economy in its own right and has a deep tax base. The servicing of California GO debt is backed by the full faith, credit, and taxing authority of the state. Per the state constitution, GO debt service is mandatory and has a claim on general fund revenues that is subordinated only to certain public education expenditures.4 We believe the bonds were offered at attractive valuations (yields of 5.1% for shorter-maturity bonds and 7.4% for the longer bonds) for the risks assumed, and we purchased a 1.5% position between several maturities for the Fund.

The Fund’s duration5 remains shorter than the BCAG, due to our concerns over the low absolute level of U.S. Treasury rates and the potential for future inflation in light of the substantial monetary and fiscal stimulus in place. Furthermore, the Fund’s significant nominal yield advantage, a result of the Fund’s focus on the higher-yielding Corporate and GSE-MBS sectors, could provide an important defensive element in a period of rising rates.

DODGE & COX INCOME FUND ▪ PAGE 2

IN CLOSING

Markets can be highly volatile, and jumping in and out can be detrimental to long-term returns. Our experience over decades, and borne out this year, is that things can turn on a dime, making it notoriously difficult to time the market. We encourage our shareholders to take a long-term view of investing.

We appreciate the confidence you have placed in our firm and the patience you have demonstrated as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

August 11, 2009

[1]	References to sector returns are as measured by the Barclays Capital Indices.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[3]	Prepayment would most likely be reinvested at lower interest rates.
[4]	The State of California does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[5]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

PERFORMANCE REVIEW

Key Contributors to Relative Results

▪

The Fund’s overweighting of the Corporate sector (44% at the beginning of the year versus 18% for the BCAG) significantly added to relative returns, given the sector’s unprecedented outperformance, particularly during the second quarter. We added approximately six percentage points to this weighting year-to-date, which further benefited relative returns.

▪

A strong recovery among many of the Fund’s Corporate holdings boosted returns: notably strong individual contributors included GMAC, Ford Motor Credit, HCA, Macy’s, SLM Corp., Boston Properties, and Cox Communications, offset slightly by poor performance from certain financial sector holdings including Bank of America cumulative capital securities and AIG.

▪	The Fund’s GSE-MBS holdings performed well relative to comparable U.S. Treasuries and the MBS sector of the BCAG.
▪	The Fund’s substantial nominal yield advantage enhanced returns, as did its underweight to U.S. Treasuries (both on a market value and duration basis).

Key Detractors from Relative Results

▪	The Fund holds no CMBS and very little ABS, both of which posted strong returns during the period.

PAGE 3 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	7.19%	4.65%	6.07%	7.24%
Barclays Capital Aggregate Bond Index (BCAG)	6.06	5.02	5.98	7.06

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2009	Beginning Account Value 1/1/2009	Ending Account Value 6/30/2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,077.50	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.62	2.20
*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$12.33
Total Net Assets (billions)	$15.0
30-Day SEC Yield(a)	5.85%
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.44%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	10%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 15 years.

PORTFOLIO CHARACTERISTICS	Fund		BCAG
Number of Fixed Income Securities	493	(e)	8,820
Effective Maturity (years)	6.5		6.7
Effective Duration (years)	3.7		4.3

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Wells Fargo & Co.	3.1%
Ford Motor Credit Co.	2.9
GMAC, Inc., and subsidiaries(e)	2.8
Cox Communications, Inc.	2.4
Time Warner, Inc.	2.3

CREDIT QUALITY(d,e)	Fund	BCAG
U.S. Government & Government Related	43.2%	73.2%
Aaa	1.7	5.8
Aa	3.6	3.8
A	15.2	9.6
Baa	19.6	7.6
Ba	4.6	0.0
B	0.3	0.0
Caa	4.9	0.0
Ca	2.5	0.0
C	0.3	0.0
Cash Equivalents	4.1	0.0
Average Quality	A1	Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related	7.4%	35.3%
Mortgage-Related Securities	37.4	38.1
Asset-Backed Securities/CMBS(b)	1.7	3.8
Corporate(e)	49.4	18.7
Non-Corporate Yankee	0.0	4.1
Cash Equivalents	4.1	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	8.8%	0.0%
1-5	50.6	49.5
5-10	29.1	37.7
10-15	1.2	4.9
15-20	1.3	1.9
20-25	5.1	1.9
25 and Over	3.6	4.1
Preferred Stock (no maturity)	0.3	0.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s and Fitch ratings. The BCAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the BCAG methodology, the Fund’s average credit quality would be A1. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(e)	Includes cumulative preferred stock (Preferred Blocker, Inc., a subsidiary of GMAC, Inc.) representing 0.3% of the Fund’s net assets.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES: 95.6%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 7.4%
U.S. TREASURY: 3.3%
U.S. Treasury Notes
3.625%, 7/15/09	$240,000,000	$240,300,000
3.50%, 12/15/09	125,000,000	126,782,250
2.125%, 4/30/10	125,000,000	126,713,875

		493,796,125
GOVERNMENT RELATED: 4.1%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	35,078,106
7.50%, 4/1/34	93,500,000	85,493,595
5.65%, 4/1/39 (mandatory put 4/1/13)	18,650,000	18,359,246
7.55%, 4/1/39	93,450,000	85,075,945
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	90,831	93,992
Series 92-20B, 8.10%, 2/1/12	163,791	167,983
Series 92-20C, 8.20%, 3/1/12	318,742	328,113
Series 92-20D, 8.20%, 4/1/12	173,086	178,787
Series 92-20G, 7.60%, 7/1/12	516,474	526,313
Series 92-20H, 7.40%, 8/1/12	352,699	362,268
Series 92-20I, 7.05%, 9/1/12	384,233	395,795
Series 92-20J, 7.00%, 10/1/12	483,395	499,358
Series 92-20K, 7.55%, 11/1/12	572,342	593,763
Series 92-20L, 7.45%, 12/1/12	236,685	246,248
Series 93-20B, 7.00%, 2/1/13	369,410	380,319
Series 93-20C, 6.50%, 3/1/13	1,450,430	1,497,156
Series 93-20D, 6.75%, 4/1/13	363,675	376,698
Series 93-20E, 6.55%, 5/1/13	1,812,928	1,882,498
Series 93-20F, 6.65%, 6/1/13	609,169	634,647
Series 93-20L, 6.30%, 12/1/13	938,713	983,479
Series 94-20A, 6.50%, 1/1/14	1,257,421	1,303,470
Series 94-20D, 7.70%, 4/1/14	268,092	283,260
Series 94-20E, 7.75%, 5/1/14	1,149,425	1,220,922
Series 94-20F, 7.60%, 6/1/14	618,654	651,956
Series 94-20G, 8.00%, 7/1/14	559,398	588,424
Series 94-20H, 7.95%, 8/1/14	444,061	471,627
Series 94-20I, 7.85%, 9/1/14	442,128	471,471
Series 94-20K, 8.65%, 11/1/14	435,913	458,945
Series 94-20L, 8.40%, 12/1/14	366,548	392,948
Series 95-20A, 8.50%, 1/1/15	160,055	170,787
Series 95-20C, 8.10%, 3/1/15	330,469	356,996
Series 97-20E, 7.30%, 5/1/17	742,933	810,687
Series 97-20J, 6.55%, 10/1/17	1,087,107	1,170,969
Series 98-20C, 6.35%, 3/1/18	4,909,605	5,260,846
Series 98-20H, 6.15%, 8/1/18	1,678,164	1,788,499
Series 98-20L, 5.80%, 12/1/18	1,055,498	1,110,410
Series 99-20C, 6.30%, 3/1/19	1,330,567	1,414,261
Series 99-20G, 7.00%, 7/1/19	3,087,633	3,321,449
Series 99-20I, 7.30%, 9/1/19	853,316	923,275
Series 01-20G, 6.625%, 7/1/21	8,512,915	9,177,583
Series 01-20L, 5.78%, 12/1/21	18,943,664	20,083,442

	PAR VALUE	VALUE
Series 02-20L, 5.10%, 12/1/22	$5,052,920	$5,273,646
Series 04-20L, 4.87%, 12/1/24	5,892,484	6,120,674
Series 05-20B, 4.625%, 2/1/25	8,340,942	8,598,806
Series 05-20E, 4.84%, 5/1/25	16,306,224	16,925,043
Series 05-20G, 4.75%, 7/1/25	15,435,098	16,041,110
Series 05-20I, 4.76%, 9/1/25	16,907,298	17,507,032
Series 06-20A, 5.21%, 1/1/26	17,545,456	18,313,868
Series 06-20B, 5.35%, 2/1/26	5,164,496	5,467,671
Series 06-20C, 5.57%, 3/1/26	26,162,979	27,914,601
Series 06-20G, 6.07%, 7/1/26	45,916,075	49,457,463
Series 06-20J, 5.37%, 10/1/26	15,204,640	16,119,622
Series 06-20L, 5.12%, 12/1/26	11,701,697	12,287,030
Series 07-20A, 5.32%, 1/1/27	24,960,023	26,436,551
Series 07-20C, 5.23%, 3/1/27	37,821,656	39,799,782
Series 07-20D, 5.32%, 4/1/27	38,158,034	40,420,630
Series 07-20G, 5.82%, 7/1/27	27,712,340	29,991,494

		621,261,559

		1,115,057,684
MORTGAGE-RELATED SECURITIES: 37.4%
FEDERAL AGENCY CMO & REMIC: 3.0%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	319,670	353,849
Trust 1997-2Z, 7.50%, 6/15/27	24,343,230	26,556,954
Trust 1998-1 1A, 8.193%, 3/15/28	824,343	893,639
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	706,667	708,695
Trust 1998-58 PX, 6.50%, 9/25/28	2,146,495	2,267,700
Trust 1998-58 PC, 6.50%, 10/25/28	12,249,072	13,041,838
Series 2001-69 PQ, 6.00%, 12/25/31	17,923,574	18,680,325
Trust 2002-33 A1, 7.00%, 6/25/32	4,519,354	4,903,500
Series 2008-24 GD, 6.50%, 3/25/37	44,698,225	47,060,410
Trust 2001-T4 A1, 7.50%, 7/25/41	3,882,260	4,195,267
Trust 2001-T10 A1, 7.00%, 12/25/41	6,232,413	6,668,682
Trust 2002-90 A1, 6.50%, 6/25/42	8,266,562	8,802,597
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,721,004	7,292,290
Trust 2002-W8 A2, 7.00%, 6/25/42	3,576,135	3,915,868
Trust 2003-W2 1A2, 7.00%, 7/25/42	20,990,076	22,774,233
Trust 2003-W4 3A, 7.00%, 10/25/42	6,469,222	7,083,798
Trust 2003-07 A1, 6.50%, 12/25/42	8,436,018	8,928,682
Trust 2003-W1 1A1, 6.50%, 12/25/42	13,328,631	14,192,910
Trust 2003-W1 2A, 7.50%, 12/25/42	6,090,874	6,581,951
Trust 2004-W2 5A, 7.50%, 3/25/44	25,816,253	27,897,689
Trust 2004-W8 3A, 7.50%, 6/25/44	16,355,524	17,674,188
Trust 2005-W1 1A3, 7.00%, 10/25/44	14,714,436	16,112,308
Trust 2001-79 BA, 7.00%, 3/25/45	1,880,999	2,059,694
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,971,986	2,099,857
Trust 2006-W1 1A2, 7.00%, 12/25/45	13,141,827	14,390,301
Trust 2006-W1 1A3, 7.50%, 12/25/45	209,218	230,270
Trust 2006-W1 1A4, 8.00%, 12/25/45	15,234,518	16,772,260
Trust 2007-W10 1A, 6.145%, 8/25/47	86,475,212	91,720,799
Trust 2007-W10 2A, 6.137%, 8/25/47	23,784,764	24,951,844

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Series 2439 LG, 6.00%, 9/15/30	$948,410	$952,422
Series 3312 AB, 6.50%, 6/15/32	25,807,855	27,597,332
Series T-48 1A, 7.071%, 7/25/33	5,976,292	6,498,993
Ginnie Mae
Series 1999-29 PB, 7.25%, 7/16/28	773,877	785,982

		454,647,127
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 34.3%
Fannie Mae, 10 Year
6.00%, 11/1/16	11,850,622	12,265,742
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/22	302,819,543	319,270,173
6.00%, 4/1/13-3/1/23	926,605,520	984,739,521
6.50%, 11/1/12-11/1/18	115,334,696	122,418,680
7.00%, 12/1/10-12/1/11	300,291	310,782
7.50%, 11/1/14-8/1/17	10,635,780	11,327,749
Fannie Mae, 20 Year
6.00%, 2/1/28	49,786,578	52,305,310
6.50%, 4/1/19-10/1/24	43,033,485	46,236,650
Fannie Mae, 30 Year
6.00%, 11/1/28-3/1/36	275,922,696	291,284,277
6.50%, 12/1/32-5/1/38	680,924,339	725,801,270
7.00%, 4/1/32-12/1/37	277,048,298	300,954,066
8.00%, 1/1/12	41,246	43,831
Fannie Mae, Hybrid ARM
3.932%, 10/1/33	14,930,828	15,201,443
4.151%, 12/1/36	21,563,848	22,020,182
4.201%, 9/1/34	12,131,912	12,265,974
4.208%, 1/1/35	12,607,126	12,888,455
4.479%, 7/1/34	13,988,275	14,358,835
4.488%, 8/1/34	15,326,222	15,892,868
4.491%, 1/1/35	9,644,664	9,891,992
4.50%, 6/1/35-7/1/35	16,101,710	16,691,137
4.595%, 10/1/34	15,927,524	16,384,724
4.616%, 8/1/34	3,373,549	3,417,140
4.643%, 8/1/35	16,168,151	16,703,541
4.704%, 1/1/36	22,448,763	23,268,568
4.716%, 7/1/35	13,010,601	13,502,982
4.743%, 1/1/36	20,196,759	20,926,367
4.749%, 7/1/35	12,117,571	12,584,979
4.755%, 10/1/35	22,317,367	23,162,004
4.787%, 8/1/35	41,656,805	43,140,035
4.805%, 11/1/36	15,483,357	16,036,757
4.861%, 12/1/35	14,556,785	15,043,618
4.914%, 10/1/35	11,474,549	11,867,625
4.981%, 4/1/35	20,156,861	20,823,104
5.00%, 9/1/35	15,868,144	16,504,501
5.085%, 7/1/35	14,403,472	14,916,143
5.228%, 1/1/37	24,959,339	25,867,859
5.269%, 11/1/35	13,869,504	14,272,717
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	14,127,105

	PAR VALUE	VALUE
Pool 555162, 4.826%, 1/1/13	$14,365,698	$15,100,755
Pool 555191, 4.858%, 2/1/13	14,509,217	15,265,835
Pool 545892, 5.235%, 10/1/12	42,697,681	45,291,285
Pool 888559, 5.424%, 6/1/17	36,425,148	38,945,052
Pool 888015, 5.548%, 11/1/16	47,645,148	51,372,656
Pool 555172, 5.677%, 12/1/12	2,494,427	2,652,193
Pool 545987, 5.835%, 9/1/12	18,705,283	20,127,125
Pool 545685, 5.932%, 4/1/12	21,749,442	23,039,002
Pool 545708, 6.047%, 5/1/12	1,848,657	1,979,012
Pool 545547, 6.095%, 3/1/12	12,323,651	13,268,180
Pool 545527, 6.113%, 2/1/12	8,694,934	9,353,267
Pool 545209, 6.13%, 10/1/11	23,437,159	25,097,284
Pool 545059, 6.224%, 5/1/11	21,879,537	23,108,429
Pool 545179, 6.253%, 9/1/11	16,463,541	17,512,552
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	5,931,591	6,316,774
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	106,027,802	111,549,909
6.00%, 4/1/13-11/1/23	287,004,668	304,152,668
6.50%, 2/1/11-9/1/18	41,495,484	43,986,644
7.00%, 12/1/11-3/1/12	434,014	447,738
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	52,793,420	54,929,616
6.00%, 7/1/25	12,378,893	13,053,860
6.50%, 7/1/21-10/1/26	30,234,393	32,445,064
Freddie Mac Gold, 30 Year
6.00%, 2/1/33	29,910,127	31,509,033
6.50%, 5/1/17-3/1/38	368,232,231	391,762,158
7.00%, 4/1/31	15,956,998	17,458,011
7.90%, 2/17/21	1,868,318	2,035,280
Freddie Mac Gold, Hybrid ARM
4.147%, 1/1/35	11,506,060	11,866,797
4.265%, 3/1/35	6,737,632	6,829,967
4.318%, 8/1/34	6,819,536	6,921,983
4.39%, 9/1/35	24,537,946	25,331,067
4.528%, 4/1/35	5,576,239	5,647,572
4.653%, 4/1/36	23,497,443	24,248,858
4.678%, 8/1/35	10,546,115	10,765,690
4.734%, 2/1/34	40,033,664	41,254,291
4.74%, 8/1/35	13,765,584	14,263,573
4.832%, 2/1/35	8,357,754	8,653,214
4.845%, 10/1/35-1/1/36	34,493,468	35,746,143
5.14%, 1/1/36	54,142,966	56,328,671
5.148%, 9/1/33	40,169,126	41,020,633
5.156%, 5/1/37	22,244,958	23,163,826
5.30%, 1/1/37	20,940,028	21,713,552
5.325%, 7/1/37	58,694,224	60,987,407
5.429%, 3/1/37	37,174,516	38,839,925
5.528%, 4/1/37	52,589,780	55,054,247
5.863%, 8/1/36	21,985,530	22,567,465
5.962%, 1/1/36	16,168,326	16,696,383
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,536,205	1,669,796

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.50%, 9/15/17-5/15/25	$5,081,102	$5,543,004
7.80%, 6/15/20-1/15/21	1,372,322	1,495,892

		5,157,088,044
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust(b)
Series 2004-4 1A4, 8.50%, 6/25/34	10,022,908	11,033,296

		5,622,768,467
ASSET-BACKED SECURITIES: 1.7%
STUDENT LOAN: 1.7%
SLM Student Loan Trust
Series 2008-3 A1, 1.592%, 1/25/14	8,751,462	8,726,069
Series 2007-8 A1, 1.322%, 7/27/15	3,322,653	3,322,394
Series 2006-7 A2, 1.082%, 10/25/16	3,056,119	3,056,316
Series 2006-8 A2, 1.092%, 10/25/16	14,420,935	14,296,496
Series 2005-2 A4, 1.172%, 4/25/17	27,677,167	27,335,700
Series 2007-2 A2, 1.092%, 7/25/17	133,175,000	129,400,687
Series 2007-3 A2, 1.102%, 10/25/17	10,000,000	9,657,523
Series 2006-3A 4, 1.172%, 7/25/19	56,000,000	53,627,442

		249,422,627
CORPORATE: 49.1%
FINANCIALS: 17.1%
American International Group, Inc.(b)
8.25%, 8/15/18	78,800,000	45,802,500
Bank of America Corp.
7.375%, 5/15/14	74,185,000	76,634,292
5.30%, 3/15/17	105,000,000	89,086,935
7.625%, 6/1/19	37,940,000	38,109,250
8.00%, 12/15/26(a)	14,615,000	12,276,600
5.625%, 3/8/35(a)	21,450,000	13,947,262
6.625%, 5/23/36(a)	64,470,000	48,617,085
Boston Properties, Inc.
6.25%, 1/15/13	74,643,000	74,296,806
5.625%, 4/15/15	35,160,000	32,694,214
5.00%, 6/1/15	17,444,000	15,604,212
2.875%, 2/15/37	27,250,000	23,877,812
Capital One Financial Corp.
7.375%, 5/23/14	32,050,000	33,049,319
6.75%, 9/15/17	134,408,000	126,154,981
CIGNA Corp.
7.00%, 1/15/11	13,665,000	14,127,533
6.375%, 10/15/11	28,755,000	29,529,315
8.50%, 5/1/19	46,685,000	47,332,381
7.65%, 3/1/23	3,597,000	3,224,178
7.875%, 5/15/27	27,840,000	24,361,477
8.30%, 1/15/33	7,445,000	6,184,480
6.15%, 11/15/36	38,000,000	27,208,304
Citigroup, Inc.
6.125%, 11/21/17	77,115,000	68,381,445
2.583%, 5/15/18	161,000,000	126,391,572
General Electric Capital Corp.
5.90%, 5/13/14	29,165,000	29,933,614

	PAR VALUE	VALUE
GMAC, Inc.(b)
6.875%, 9/15/11	$365,615,000	$319,913,125
6.875%, 8/28/12	35,495,000	29,638,325
8.00%, 11/1/31	38,745,000	27,121,500
Health Net, Inc.
6.375%, 6/1/17	46,160,000	34,966,200
HSBC Holdings PLC(c) (United Kingdom)
6.50%, 5/2/36	41,875,000	40,617,899
6.50%, 9/15/37	78,475,000	75,909,888
JPMorgan Chase & Co.
8.75%, 9/1/30(a)	26,480,000	24,875,736
5.875%, 3/15/35(a)	14,625,000	11,691,894
5.85%, 8/1/35(a)	22,090,000	16,683,573
Kaupthing Bank HF(b),(c),(e) (Iceland)
7.125%, 5/19/16	118,913,000	11,891
Liberty Mutual Group, Inc.(b)
4.875%, 2/1/10	15,225,000	14,951,495
7.25%, 9/1/12	18,122,000	16,200,290
SLM Corp.
8.45%, 6/15/18	124,500,000	106,507,882
Travelers Cos., Inc.
8.125%, 4/15/10	21,575,000	22,494,397
5.00%, 3/15/13	17,118,000	17,210,971
5.50%, 12/1/15	14,152,000	14,437,891
6.25%, 6/20/16	44,360,000	46,982,178
5.75%, 12/15/17	36,040,000	37,193,821
Unum Group
7.625%, 3/1/11	11,496,000	11,488,459
6.85%, 11/15/15(b)	21,150,000	17,432,190
7.19%, 2/1/28	11,640,000	7,257,864
7.25%, 3/15/28	25,730,000	17,144,617
6.75%, 12/15/28	8,005,000	5,277,288
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,981,482
5.00%, 12/15/14	15,685,000	15,366,395
5.25%, 1/15/16	128,485,000	121,729,259
7.00%, 2/15/19	34,760,000	35,933,741
Wells Fargo & Co.
1.23%, 4/23/12	154,790,000	146,151,698
2.798%, 5/1/13	166,000,000	158,994,133
6.00%, 11/15/17	80,000,000	77,120,222
5.75%, 2/1/18	84,060,000	82,555,830

		2,568,667,701
INDUSTRIALS: 28.1%
AT&T, Inc.
4.95%, 1/15/13	14,792,000	15,383,769
8.00%, 11/15/31	160,005,000	184,674,731
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	73,575,000	78,927,066
Boston Scientific Corp. 5.45%, 6/15/14	51,258,000	47,157,360
6.25%, 11/15/15	15,000,000	13,875,000
6.40%, 6/15/16	79,562,000	73,992,660

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Comcast Corp. 5.30%, 1/15/14	$47,975,000	$49,613,202
5.85%, 11/15/15	24,985,000	25,892,505
5.90%, 3/15/16	41,765,000	43,202,718
6.50%, 1/15/17	42,020,000	44,577,463
6.30%, 11/15/17	31,370,000	33,201,036
5.875%, 2/15/18	58,260,000	59,056,647
6.45%, 3/15/37	3,120,000	3,074,882
6.95%, 8/15/37	10,674,000	11,129,556
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,700,000	34,774,750
Cox Communications, Inc.
5.45%, 12/15/14	114,974,000	114,133,195
5.875%, 12/1/16(b)	78,390,000	76,879,033
9.375%, 1/15/19(b)	88,095,000	106,078,009
8.375%, 3/1/39(b)	57,000,000	63,554,031
Dillard’s, Inc.
9.50%, 9/1/09	550,000	545,875
7.85%, 10/1/12	1,900,000	1,607,875
7.13%, 8/1/18	24,015,000	13,568,475
7.75%, 7/15/26	21,666,000	10,399,680
7.75%, 5/15/27	12,903,000	6,128,925
7.00%, 12/1/28	28,825,000	13,980,125
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	53,974,607
6.00%, 10/1/12	9,875,000	10,151,202
8.55%, 5/15/19	106,100,000	106,288,858
7.375%, 11/1/29	48,884,000	44,427,050
9.40%, 5/15/39	44,090,000	45,385,276
Ford Motor Credit Co.(f)
7.375%, 2/1/11	305,048,000	276,152,328
7.25%, 10/25/11	186,055,000	162,332,987
7.80%, 6/1/12	525,000	448,875
General Electric Co. 5.00%, 2/1/13	31,739,000	33,024,937
HCA, Inc.
8.75%, 9/1/10	28,685,000	28,756,712
7.875%, 2/1/11	54,800,000	53,909,500
6.95%, 5/1/12	147,133,000	137,569,355
6.30%, 10/1/12	27,100,000	24,864,250
6.25%, 2/15/13	39,655,000	34,698,125
6.75%, 7/15/13	9,603,000	8,450,640
5.75%, 3/15/14	17,175,000	13,740,000
Hewlett-Packard Co. 6.125%, 3/1/14	195,625,000	215,632,547
Lafarge SA(c) (France) 6.50%, 7/15/16	69,585,000	63,981,877
Liberty Media Corp.
8.50%, 7/15/29	12,043,000	8,309,670
8.25%, 2/1/30	29,445,000	20,280,244
Macy’s, Inc.
8.00%, 7/15/12	11,372,000	10,822,061
7.625%, 8/15/13	7,155,000	6,189,075

	PAR VALUE	VALUE
8.875%, 7/15/15	$70,935,000	$68,274,937
6.65%, 7/15/24	6,735,000	4,460,388
7.00%, 2/15/28	31,350,000	22,993,187
6.70%, 9/15/28	20,550,000	14,616,188
6.90%, 4/1/29	31,755,000	22,228,500
6.90%, 1/15/32	35,070,000	23,003,886
6.70%, 7/15/34	71,317,000	47,587,053
6.375%, 3/15/37	8,025,000	5,455,732
Nordstrom, Inc.
6.75%, 6/1/14	44,265,000	46,013,999
6.25%, 1/15/18	16,725,000	16,432,814
6.95%, 3/15/28	12,620,000	11,431,371
Pfizer, Inc. 4.45%, 3/15/12	93,630,000	98,240,248
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,275,000	6,625,747
8.625%, 1/15/19	83,775,000	95,183,144
Roche Holding AG(b),(c) (Switzerland)
4.50%, 3/1/12	112,425,000	118,191,840
6.00%, 3/1/19	65,675,000	70,028,005
Sprint Nextel Corp.
6.00%, 12/1/16	91,530,000	74,825,775
6.90%, 5/1/19	16,110,000	13,331,025
6.875%, 11/15/28	24,290,000	17,245,900
Time Warner Cable, Inc.
8.75%, 2/14/19	39,074,000	45,518,944
8.25%, 4/1/19	67,095,000	76,127,128
Time Warner, Inc.
7.625%, 4/15/31	197,133,000	191,644,029
7.70%, 5/1/32	155,313,000	152,620,804
Wyeth
5.50%, 2/1/14	110,715,000	118,490,847
5.50%, 2/15/16	15,000,000	15,514,930
5.45%, 4/1/17	47,445,000	49,543,777
Xerox Corp.
7.125%, 6/15/10	77,900,000	80,596,442
6.875%, 8/15/11	52,650,000	54,492,750
8.25%, 5/15/14	29,200,000	30,364,000
6.40%, 3/15/16	38,716,000	35,618,720
7.20%, 4/1/16	25,591,000	24,055,540
6.75%, 2/1/17	46,321,000	42,152,110
6.35%, 5/15/18	63,074,000	56,348,361

		4,234,056,865
TRANSPORTATION: 3.9%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	7,880,091
4.875%, 1/15/15	13,135,000	13,293,881
7.57%, 1/2/21	20,428,842	22,999,416
8.251%, 1/15/21	6,639,468	7,777,754
5.72%, 1/15/24	26,121,631	26,195,618
5.629%, 4/1/24	37,337,692	37,231,425
5.342%, 4/1/24	8,813,154	8,680,951
5.996%, 4/1/24	48,568,891	49,557,249

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CSX Corp.
9.75%, 6/15/20	$10,272,000	$11,958,128
6.251%, 1/15/23	22,073,281	21,812,188
FedEx Corp.
7.375%, 1/15/14	22,680,000	24,494,332
8.00%, 1/15/19	18,485,000	21,065,377
6.72%, 7/15/23	22,399,130	23,182,999
7.65%, 7/15/24	2,669,229	2,910,252
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	32,305,867
9.75%, 6/15/20	14,188,000	18,857,484
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,999,805
5.375%, 5/1/14	22,886,000	23,489,161
4.875%, 1/15/15	10,764,000	10,823,137
6.85%, 1/2/19	6,851,499	7,306,679
7.875%, 1/15/19	13,425,000	15,367,383
6.70%, 2/23/19	8,477,208	9,026,093
7.60%, 1/2/20	1,524,212	1,701,700
6.125%, 2/15/20	47,300,000	49,045,323
6.061%, 1/17/23	16,040,251	16,187,716
4.698%, 1/2/24	5,845,024	5,451,043
5.082%, 1/2/29	10,617,815	10,173,700
5.866%, 7/2/30	59,703,067	55,092,809
6.176%, 1/2/31	41,075,347	41,731,879

		588,599,440

		7,391,324,006

TOTAL FIXED INCOME SECURITIES (Cost $14,555,395,015)		$14,378,572,784

PREFERRED STOCKS: 0.3%
FINANCIALS: 0.3%
DIVERSIFIED FINANCIALS: 0.3%
Preferred Blocker, Inc. (a subsidiary of GMAC, Inc.)(b)	116,113	49,935,847

TOTAL PREFERRED STOCKS (Cost $23,222,600)		$49,935,847

SHORT-TERM INVESTMENTS: 2.7%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 0.2%
CIGNA Corp.(b) 7/27/09	$30,000,000	$29,976,167

MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	45,111,262	45,111,262

REPURCHASE AGREEMENT: 2.2%
Fixed Income Clearing Corporation(d) 0.03%, 7/1/09, maturity value $335,223,279	335,223,000	335,223,000

TOTAL SHORT-TERM INVESTMENTS (Cost $410,310,429)		$410,310,429

TOTAL INVESTMENTS (Cost $14,988,928,044)	98.6%	$14,838,819,060
OTHER ASSETS LESS LIABILITIES	1.4%	210,310,274

NET ASSETS	100.0%	$15,049,129,334

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2009, all such securities in total represented $1,050,722,151 or 7.0% of net assets.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Fannie Mae 2.00%, 3/2/11; and Freddie Mac 2.05%, 3/9/11. Total collateral value is $341,928,327.
(e)

Non-income producing / security in default. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority, which has appointed a resolution committee to oversee the affairs of Kaupthing, including supervision of its assets and business operations.

(f)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2009
ASSETS:
Investments, at value (cost $14,988,928,044)	$14,838,819,060
Receivable for investments sold	23,477,614
Receivable for paydowns on mortgage-backed securities	13,739,228
Receivable for Fund shares sold	26,859,955
Interest receivable	178,561,484
Prepaid expenses and other assets	29,065

15,081,486,406

LIABILITIES:
Payable for investments purchased	9,330,331
Payable for Fund shares redeemed	16,605,743
Management fees payable	4,901,686
Accrued expenses	1,519,312

32,357,072

NET ASSETS	$15,049,129,334

NET ASSETS CONSIST OF:
Paid in capital	$15,496,794,497
Undistributed net investment income	5,030,007
Accumulated net realized loss on investments	(302,586,186)
Net unrealized depreciation on investments	(150,108,984)

$15,049,129,334

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,220,495,413
Net asset value per share	$12.33

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2009
INVESTMENT INCOME:
Dividends	$3,151,307
Interest	436,253,551
EXPENSES:
Management fees	27,950,455
Custody and fund accounting fees	152,423
Transfer agent fees	1,735,933
Professional services	70,172
Shareholder reports	483,946
Registration fees	96,515
Trustees’ fees	73,000
Miscellaneous	66,136

30,628,580

NET INVESTMENT INCOME	408,776,278

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss	(3,296,655)
Net change in unrealized depreciation	659,293,452

Net realized and unrealized gain	655,996,797

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,064,773,075

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
OPERATIONS:
Net investment income	$408,776,278	$832,200,651
Net realized loss	(3,296,655)	(171,591,954)
Net change in unrealized depreciation	659,293,452	(783,334,610)

Net increase/(decrease) in net assets from operations	1,064,773,075	(122,725,913)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(425,806,252)	(842,066,629)
Net realized gain	—	—

Total distributions	(425,806,252)	(842,066,629)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	2,596,022,332	4,677,916,833
Reinvestment of distributions	353,889,261	708,378,627
Cost of shares redeemed	(2,348,056,049)	(6,545,585,784)

Net increase from Fund share transactions	601,855,544	(1,159,290,324)

Total increase/(decrease) in net assets	1,240,822,367	(2,124,082,866)

NET ASSETS:
Beginning of period	13,808,306,967	15,932,389,833

End of period (including undistributed net investment income of $5,030,007 and $12,291,572, respectively)	$15,049,129,334	$13,808,306,967

SHARE INFORMATION:
Shares sold	217,060,951	383,415,743
Distributions reinvested	29,583,826	59,473,610
Shares redeemed	(196,984,833)	(545,459,961)

Net increase in shares outstanding	49,659,944	(102,570,608)

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend Income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

DODGE & COX INCOME FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2009:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Fixed Income Securities
U.S. Treasury Notes	$493,796,125	$—
All other Fixed Income Securities(b)	—	13,884,776,659
Preferred Stocks	49,935,847	—
Commercial Paper	—	29,976,167
Money Market Investments	45,111,262	—
Repurchase Agreements	—	335,223,000

Total	$588,843,234	$14,249,975,826

(a)	At June 30, 2009 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	Fixed Income securities, other than U.S. Treasury Notes, are Level 2 securities. For a detailed break-out of fixed income securities by sector, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain/(loss), paydown loss, and defaulted fixed income securities. At June 30, 2009, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the six months ended June 30, 2009 and for the year ended December 31, 2008 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
Ordinary income	$425,806,252		$842,066,629
	($0.360 per share	)	($0.675 per share	)
Long-term capital gain	—		—

At June 30, 2009, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$481,205,106
Unrealized depreciation	(631,314,090)

Net unrealized depreciation	(150,108,984)
Undistributed ordinary income	5,030,007
Accumulated capital loss(a)	(204,160,791)
Capital loss carryforward(b)	(94,989,305)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2009 to June 30, 2009.
(b)

Represents accumulated capital loss as of December 31, 2008 which may be carried forward to offset future capital gains. During 2008, the Fund utilized $4,267,673 of this capital loss carryforward. If not utilized, the remaining carryforward expires as follows:

Expiring in 2011	$3,015,471
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767

$94,989,305

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term securities and U.S.

government securities, aggregated $1,251,437,053 and $427,152,569, respectively. For the ended June 30, 2009, purchases and sales of U.S. government securities aggregated $497,286,703 and $953,935,716, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2009 and through August 11, 2009, the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2009(a)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.79		$12.51	$12.57	$12.54	$12.84	$12.92
Income from investment operations:
Net investment income	0.35		0.68	0.63	0.61	0.55	0.54
Net realized and unrealized gain (loss)	0.55		(0.72)	(0.05)	0.04	(0.30)	(0.08)

Total from investment operations	0.90		(0.04)	0.58	0.65	0.25	0.46

Distributions to shareholders from:
Net investment income	(0.36)		(0.68)	(0.64)	(0.62)	(0.55)	(0.54)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.36)		(0.68)	(0.64)	(0.62)	(0.55)	(0.54)

Net asset value, end of period	$12.33		$11.79	$12.51	$12.57	$12.54	$12.84

Total return	7.75%		(0.29)%	4.68%	5.30%	1.98%	3.64%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,049		$13,808	$15,932	$11,972	$9,610	$7,870
Ratio of expenses to average net assets	0.44	%(b)	0.43%	0.44%	0.44%	0.44%	0.44%
Ratio of net investment income to average net assets	5.86	%(b)	5.40%	5.07%	4.77%	3.99%	3.61%
Portfolio turnover rate	10%		24%	27%	30%	24%	30%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942- 8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (52)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (55)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer of Dodge & Cox (since 2008), Chief Compliance Officer of Dodge & Cox (2005-2008), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (69)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (67)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present)
Thomas A. Larsen (59)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (62)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (69)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the registrant‘s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable for semi-annual report filings.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman - Principal Executive Officer

Date	August 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	August 17, 2009